DELAWARE(SM)
INVESTMENTS
-----------

Delaware Minnesota Municipal Bond Funds

Tax-Exempt Income


2001 SEMI-ANNUAL REPORT



(Tax Exempt Income Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary

  Delaware Tax-Free
  Minnesota Fund                                                6

  Delaware Minnesota
  Insured Fund                                                  7

  Delaware Tax-Free
  Minnesota Intermediate Fund                                   8

  Delaware Minnesota
  High-Yield Municipal
  Bond Fund                                                     9

Financial Statements

  Statements of Net Assets                                     10

  Statements of Operations                                     24

  Statements of Changes in
  Net Assets                                                   25

  Financial Highlights                                         27

  Notes to Financial
  Statements                                                   39


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
[ ] Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[ ] We strive to deliver consistently good performance in all asset classes.
[ ] We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
[ ] We are committed to providing the highest standards of client service.
[ ] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[ ] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[ ] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[ ] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"IN CONTRAST TO THE
CORPORATE SECTOR, STATE
AND LOCAL GOVERNMENT
CREDIT WORTH GENERALLY
DID NOT WEAKEN IN THE
FALL OF 2000."


Dear Shareholder

April 9, 2001

Recap of Events -- During the six-month period ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and discouraging economic indicators increased as the period progressed, contributing to poor performance in U.S. stock indexes and leading the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture late in 2000 led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth generally did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to investors seeking safety.

At the start of the fiscal year, interest rate hikes, coupled with the U.S. Treasury buyback and April turmoil in the U.S. stock market, led to a marked increase in demand for the safety of bonds. With many investors looking to offset higher-risk holdings in 2000, and with municipal credit being strong, demand for municipal bonds generally remained high throughout the six-month period ended February 28, 2001.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, which is a forecast of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was better bond selection in many states, as well as higher yields.


Total Return

For the Period Ended February 28, 2001                                Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund -- Class A Shares                       +4.79%

Delaware Minnesota Insured Fund -- Class A Shares                        +4.98%

Lipper Minnesota Municipal Debt Funds Average (53 funds)                 +4.57%
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund -- Class A Shares          +3.76%

Lipper Other States Intermediate Municipal Debt Funds Average (76 funds) +4.34%
--------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond Fund -- Class A Shares      +3.41%

Lipper High-Yield Municipal Debt Funds Average (66 funds)                +0.92%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                     +5.19%

Lehman Brothers Five-Year Municipal Bond Index                           +4.62%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 6 through 9. The Lehman Brothers Municipal Bond Index is an unmanaged composite that tracks investment-grade corporate and government bonds. The Lipper categories represent the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year Treasury note 4.36% (Source: Bloomberg).*

Delaware Municipal Bond Funds for Minnesota provided positive performance during the six months ended February 28, 2001. While one Fund lagged, performance for three of the four Funds was either in line with, or better than, performance of a relative Lipper peer group. On the following pages, management discusses the specific performance of each Fund for the six months ended February 28, 2001.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hardpressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of anticipation of weaker revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut on the municipal markets to be minimal, and slow in evolving. The approval process for a tax bill is likely to be drawn out, and any plan calling for slowly phased-in decreases in tax rates is, in our opinion, unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board is likely to try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.** Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
---------------------------               --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

 *Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

**A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

     Elizabeth H. Howell
Senior Portfolio Manager

           April 9, 2001




PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Funds' Results
During the six-month period ended February 28, 2001, municipal bond markets rose in tandem with U.S. Treasury bonds due to falling interest rates and a slowing U.S. economy. Municipal bond fund total returns for the period have generally been positive. During the period, stock market indexes declined sharply as equity prices struggled under the weight of earnings warnings, the burst in the dot-com bubble, and a spike in energy prices. In 2000, many municipal bond indexes charged toward double-digit returns and handily beat the major stock market indexes for the first time since 1992. These trends coincided with investors placing a net $1.03 billion into municipal bond funds in January 2001 (Source: Investment Company Institute).

For the better part of the period ended February 28, 2001, municipal bond supply was low, as states and municipalities issued less debt. This situation changed in early 2001, however, as the Federal Reserve began to aggressively cut short-term interest rates. Falling interest rates in January 2001 prompted municipalities to access the capital market and issue new debt. In the first two weeks of February, about $9 billion of tax-exempt bond issues came to the market.

The creditworthiness of many municipal bonds remains strong. Upgrades continue to outpace credit rating downgrades (Source: Moody's Investors Service). The weakness that was seen in Minnesota's healthcare sector in the early part of 2000 has improved and healthcare related issues have shown relative improvement.

Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Fund posted a total return of +4.79% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. The Fund outperformed its peer group as represented by the Lipper Minnesota Municipal Debt Funds Average, which returned +4.57% for the same period.

We anticipated the decline in long-term interest rates, and kept the duration of the Fund slightly longer than that of its competitors during the period. As interest rates fell, the Fund was able to outperform its peer group. Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive a bond or bond fund is to a given increase or decrease in interest rates. Our goal was to increase the Fund's income potential to the greatest extent as was consistent with preservation of capital.

Purchasing individual bonds with high credit ratings is one of the Fund's priorities, and our investment-grade portfolio remains free of any distressed debt.

The dividend paid to the Fund's shareholders during the period was larger than the average dividend paid by funds in the Lipper class. Throughout the period, we focused our efforts on tax efficiency. Fund dividend payments were 100% exempt from both federal and state tax and no taxable capital gains were paid to shareholders.

Delaware Minnesota Insured Fund
Delaware Minnesota Insured Fund posted a total return of +4.98% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. The Fund outperformed the Lipper Minnesota Municipal Debt Funds Average, which posted a total return of +4.57% for the same period.

The Fund invested exclusively in insured bonds rated AAA by Moody's or Standard & Poor's. We positioned the Fund's duration to be slightly longer than the average fund and as interest rates fell, the Fund outperformed its peer group. Throughout the period, we focused our efforts on tax efficiency. Fund dividend payments were 100% exempt from state and Federal tax and no taxable capital gains were paid to shareholders.

Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Minnesota Intermediate Fund returned +3.76% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. Although the Fund performed well, it trailed the return of its peer group, as measured by the Lipper Other States Intermediate Municipal Debt Funds Average. The Lipper average gained +4.34% for the same period.

During the six-month period ended February 28, 2001, we positioned the Fund's duration to be slightly shorter than the average fund in the peer group. As a consequence, falling interest rates prevented the Fund from matching its competitors' performance.

The Fund's exceptional dividend payments ranked in the top 5% of the peer group during the period. Because the Fund is managed to have a favorable risk/return profile, it pays shareholders a high tax-free dividend. In addition, the Fund's shorter-than-average duration reduces price volatility. Throughout the period, we focused our efforts on tax efficiency. Dividend payments were 100% exempt from Federal and state tax and no taxable capital gains were paid to shareholders.

Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Minnesota High-Yield Municipal Bond Fund returned +3.41% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. Performance was better than that of the Lipper High-Yield Municipal Debt Funds Average, which posted a +0.92% gain for the same period.

During the period, the Fund's duration was positioned to be slightly longer than its competitors. As interest rates fell, the Fund outperformed its peer group. Analyzing and obtaining individual bond holdings with strong credit ratings is one of the Fund's priorities, and our investment-grade portfolio remains free of any distressed bonds. The bond purchase recommendations of our experienced researchers have enabled the Fund to acquire strong-performing bonds and avoid defaults. Although high-yield bonds struggled during most of 2000, performance in the sector has improved dramatically since September. Rising high-yield bond prices boosted Fund returns and helped return stability to the overall market.

Throughout the period, we focused our efforts on tax efficiency. Fund dividend payments were 100% exempt from state and Federal tax and no taxable capital gains were paid to shareholders.

Outlook
We believe that 2001 will be a challenging year due to slowing domestic and international economies. Pronounced weakness in a broad range of indicators prompted the Federal Reserve to cut short-term interest rates just after the New Year in an effort to stave off recession. In the months ahead, we believe the Fed will make further cuts, though the timing and size of those reductions are unclear. In the past, bonds have typically out-performed stocks during Fed interest rate reduction cycles. Therefore, we believe that the coming months will continue to be a favorable climate for bonds.

After the new Bush Administration's $1.6 trillion tax cut proposal was announced, many bondholders worried about the plan's possible impacts on their investments. Under President Bush's plan, the top marginal tax rate would be gradually lowered from 39.6% to 33% over a 10-year period. In our opinion, Bush's tax package should have little impact on municipal bonds. The tax-equivalent yields on municipal bonds -- even at the proposed reduced top 33% tax bracket -- should, in our view, remain compelling, especially when compared with alternative fixed-income investments, such as corporate or Treasury bonds.*

In our opinion, municipal bond funds will continue to be an important investment vehicle, which can provide diversification and stability to an investor's overall portfolio, as well as providing individual investors with a vehicle that strives to preserve capital and generate tax-free income.**

 *Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

**A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
===========
As of February 28, 2001

Fund Objective

The Fund seeks as high a level of current income exempt from federal income tax and the Minnesota state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$382.87 million

Number of Holdings
146

Fund Start Date
February 29, 1984

Your Fund Manager
Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles, and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA from Babson College, and is a member of the Twin Cities Securities Analysts Society.

Nasdaq Symbols
Class A  DEFFX
Class B  DMOBX
Class C  DMOCX

--------------------------------------------------------------------------------

DELAWARE TAX-FREE MINNESOTA FUND PERFORMANCE
============================================

Average Annual Total Returns

Through February 28, 2001          Lifetime    10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/29/84)
   Excluding Sales Charge           +8.10%      +6.44%       +5.07%     +11.70%
   Including Sales Charge           +7.86%      +6.04%       +4.27%      +7.55%
--------------------------------------------------------------------------------
Class B (Est. 3/11/95)
   Excluding Sales Charge           +5.29%                   +4.34%     +10.86%
   Including Sales Charge           +5.16%                   +4.01%      +6.86%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge           +5.12%                   +4.30%     +10.85%
   Including Sales Charge           +5.12%                   +4.30%      +9.85%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
===========
As of February 28, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and the Minnesota state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$254.68 million

Number of Holdings
108

Fund Start Date
May 1, 1987

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  MNINX
Class B  DVMBX
Class C  DVMCX

--------------------------------------------------------------------------------

DELAWARE MINNESOTA INSURED FUND PERFORMANCE
===========================================

Average Annual Total Returns
Through February 28, 2001           Lifetime   10 Years     Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 5/1/87)
   Excluding Sales Charge            +6.87%      +6.60%       +5.11%     +10.53%
   Including Sales Charge            +6.58%      +6.19%       +4.30%      +6.36%
--------------------------------------------------------------------------------
Class B (Est. 3/7/95)
   Excluding Sales Charge            +5.26%                   +4.35%      +9.72%
   Including Sales Charge            +5.13%                   +4.01%      +5.72%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge            +5.04%                   +4.33%      +9.71%
   Including Sales Charge            +5.04%                   +4.33%      +8.71%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Minnesota Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
===========
As of February 28, 2001

Fund Objective
The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a weighted average portfolio maturity of 10 years or less.

Total Fund Net Assets
$53.60 million

Number of Holdings
48

Fund Start Date
October 27, 1985

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  DXCCX
Class B  DVSBX
Class C  DVSCX

--------------------------------------------------------------------------------

DELAWARE TAX-FREE MINNESOTA
INTERMEDIATE FUND PERFORMANCE
=============================

Average Annual Total Returns
Through February 28, 2001          Lifetime    10 Years     Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 10/27/85)
   Excluding Sales Charge            +5.56%      +5.05%       +3.75%      +8.15%
   Including Sales Charge            +5.37%      +4.76%       +3.16%      +5.16%
--------------------------------------------------------------------------------
Class B (Est. 8/15/95)
   Excluding Sales Charge            +3.39%                   +2.94%      +7.23%
   Including Sales Charge            +3.39%                   +2.94%      +5.23%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge            +3.70%                   +2.92%      +7.22%
   Including Sales Charge            +3.70%                   +2.92%      +6.22%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
===========
As of February 28, 2001

Fund Objective
To provide as high a level of current income exempt from federal and Minnesota state personal income taxes, primarily through investment in medium- and lower-grade municipal obligations.

Total Fund Net Assets
$53.25 million

Number of Holdings
62

Fund Start Date
June 4, 1996

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  DVMHX
Class B  DVMYX
Class C  DVMMX

--------------------------------------------------------------------------------

DELAWARE MINNESOTA HIGH-YIELD
MUNICIPAL BOND FUND PERFORMANCE
===============================

Average Annual Total Returns
Through February 28, 2001                         Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
   Excluding Sales Charge                          +5.32%     +10.02%
   Including Sales Charge                          +4.47%      +5.94%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
   Excluding Sales Charge                          +5.04%      +9.25%
   Including Sales Charge                          +4.68%      +5.25%
--------------------------------------------------------------------------------
Class C (Est. 6/12/96)
   Excluding Sales Charge                          +4.57%      +9.26%
   Including Sales Charge                          +4.57%      +8.26%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Statements of Net Assets

DELAWARE TAX-FREE MINNESOTA FUND
--------------------------------

                                                       Principal      Market
February 28, 2001 (Unaudited)                          Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.25%
   Continuing Care/Retirement Revenue Bonds - 1.04%
   Eden Prairie Health Care Facilities
     Revenue Refunding (Castle Ridge
     Care Center) 5.70% 7/1/28 ....................... $1,740,000     $1,377,976
   Minnesota Agriculture & Economic
     Development Board (Benedictine
     Health Systems) 5.75% 2/1/29 ....................  1,195,000        940,262
   New Hope Housing & Health Minnesota
     (Masonic Home North Ridge)
     5.875% 3/1/29 ...................................  2,000,000      1,653,800
                                                                      ----------
                                                                       3,972,038
                                                                      ----------
   General Obligation Bonds - 15.28%
   Bloomington Independent School District
     #271 Series B 5.00% 2/1/17 ......................  5,300,000      5,324,433
   Dakota County Capital Improvement
     Series A 4.75% 2/1/26 ...........................  6,390,000      6,037,464
***Farmington Independent School District
     #192 Capital Appreciation Series B
     5.25% 2/1/20 (FSA) ..............................  2,650,000        957,869
***Farmington Independent School District
     #192 Capital Appreciation Series B
     5.52% 2/1/21 (FSA) ..............................  2,000,000        681,100
   Hennepin County Series A
     4.50% 12/1/20 ...................................  1,000,000        923,900
   Hennepin County Solid Waste
     5.75% 10/1/10 ...................................  4,990,000      5,191,247
***Lakeville Independent School District
     #194 Capital Appreciation Series B
     5.27% 2/1/19 ....................................  8,000,000      3,051,280
***Mahtomedi Independent School District
     #832 Series B 5.69% 2/1/14 (MBIA) ...............  1,540,000        821,652
   Minneapolis Tax Increment Series E
     5.00% 3/1/13 ....................................  6,265,000      6,463,037
   Minneapolis Unlimited Sales Tax
     6.30% 10/1/08 ...................................  1,750,000      1,836,047
   Minnesota State 5.00% 11/1/20 (FSA) ...............  8,175,000      8,138,948
 **Minnesota State, Inverse Floaters ROLS
     9.29% 11/1/18 ...................................  1,145,000      1,155,202
 **Minnesota State, Inverse Floaters ROLS
     9.30% 11/1/16 ...................................  2,420,000      2,466,779
 **Minnesota State, Inverse Floaters ROLS
     9.30% 11/1/17 ...................................  1,135,000      1,146,588
   Puerto Rico Commonwealth Public
     Improvement 5.25% 7/1/18 ........................  1,250,000      1,310,350
   Rochester Tax Increment
     6.50% 12/1/04 ...................................  1,000,000      1,007,570
 **Rockford Independent School District
     #883, Inverse Floater ROLS
     Series II-R-30-A 10.84% 2/1/23 (FSA) ............  3,510,000      3,855,981
***Rosemont Independent School District
     #196 5.78% 4/1/12 (FSA) .........................  1,850,000      1,101,490

                                                       Principal     Market
                                                       Amount        Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   General Obligation Bonds (continued)
***Rosemont Independent School District
     #196 5.83% 4/1/13 (FSA) ......................... $1,915,000    $ 1,075,330
***Rosemont Independent School District
     #196 Series B 5.73% 4/1/11 (FSA) ................  2,600,000      1,638,182
***Sartell Independent School District
     #748 5.77% 2/1/13 (MBIA) ........................    540,000        305,829
***Sartell Independent School District
     #748 5.88% 2/1/15 (MBIA) ........................  1,075,000        537,876
***Sartell Independent School District
     #748 5.93% 2/1/16 (MBIA) ........................  1,750,000        821,100
***Sartell Independent School District
     #748 5.93% 2/1/17 (MBIA) ........................  1,600,000        706,992
   St. Paul Tax Increment (Block 39
     Project A) 4.75% 2/1/25 .........................  2,100,000      1,959,153
                                                                     -----------
                                                                      58,515,399
                                                                     -----------
   Higher Education Revenue Bonds - 3.82%
   Minnesota Higher Education (Augsburg
     College) Series 4F1 6.25% 5/1/23 ................  1,000,000      1,034,000
   Minnesota Higher Education Facilities
     Revenue (Hamline University)
     6.00% 10/1/12 ...................................  1,250,000      1,317,412
   Minnesota Higher Education Facilities
     Revenue (Hamline University)
     6.00% 10/1/16 ...................................  1,790,000      1,840,711
   Minnesota Higher Education
     (St. Benedict's College)
     6.20% 3/1/16 ....................................  1,000,000      1,040,510
   Minnesota Higher Education
     (St. Thomas University) Series 3-R2
     5.60% 9/1/14 ....................................  1,100,000      1,131,614
 **University of Minnesota, Inverse Floater
     ROLS 10.51% 7/1/21 ..............................  5,250,000      5,963,423
 **University of Minnesota, Inverse Floater
     ROLS 11.16% 7/1/18 ..............................  1,920,000      2,305,248
                                                                      ----------
                                                                      14,632,918
                                                                      ----------
   Hospital Revenue Bonds - 17.64%
   Bemidji Hospital Facilities Revenue
     (North County Health) 6.05% 9/1/16 ..............    600,000        610,980
   Bemidji Hospital Facilities Revenue
     (North County Health) 6.05% 9/1/24 ..............  1,825,000      1,831,333
   Brainerd Benedictine Health Care
     Systems (St. Joseph's Hospital)
     6.00% 2/15/12 (Connie Lee) ......................  2,250,000      2,380,387
   Duluth Economic Development Authority
     Benedictine (St. Mary's Hospital)
     6.00% 2/15/20 (Connie Lee) ......................  9,450,000      9,763,551
   Duluth Economic Development Authority
     (St. Luke's Hospital) 6.40% 5/1/18
     (Connie Lee) ....................................  3,295,000      3,419,156

                                                       Principal     Market
Delaware Tax-Free Minnesota Fund                       Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds (continued)
  Marshall Medical Center (Weiner
    Memorial Medical Center Project)
    6.00% 11/1/28 .................................... $ 1,000,000   $   864,200
  Minneapolis Fairview Hospital
    Series 91B 6.50% 1/1/11 (MBIA) ...................   3,000,000     3,129,540
  Robbinsdale North Memorial Medical
    5.50% 5/15/23 (AMBAC) ............................  10,725,000    10,810,156
**Rochester Health Care Facilities, Inverse
    Floater ROLS Series II-R-28-A
    10.51% 11/15/27 ..................................   2,100,000     2,172,807
**Rochester Health Care Facilities, Inverse
    Floater ROLS Series II-R-28-B
    10.51% 11/15/27 ..................................   8,375,000     8,665,361
**Rochester Health Care Facilities, Revenue
    Reg IRS (Mayo Clinic), Inverse Floater
    ROLS Series H 7.661% 11/15/15 ....................   3,500,000     3,775,625
  St. Louis Park Commercial Development
    Revenue (G & N, L P Project Methodist
    Hospital Guaranteed) 7.25% 6/1/13 ................   1,120,000     1,125,006
  St. Louis Park (Methodist Hospital)
    5.20% 7/1/23 (AMBAC) .............................  10,220,000    10,106,149
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (HealthEast Project) Series A
    5.70% 11/1/15 ....................................   1,300,000     1,059,591
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (HealthEast Project) Series A
    6.625% 11/1/17 ...................................   8,180,000     7,122,490
  Washington County Housing &
    Redevelopment Authority (HealthEast
    Project) 5.50% 11/15/27 ..........................   1,000,000       711,960
                                                                     -----------
                                                                      67,548,292
                                                                     -----------
  Housing Revenue Bonds - 18.00%
  Austin Housing & Redevelopment Authority
    (Courtyard Residence) Series 95A
    7.25% 1/1/26 .....................................     500,000       512,080
  Bloomington Housing & Redevelopment
    Authority (Senior Summerhouse
    Bloomington Project) 6.125% 5/1/35 ...............   3,420,000     2,790,207
  Brooklyn Center Mutlifamily Housing
    Revenue Bonds (Family Housing Project-
    Section 8) 5.90% 1/1/20 ..........................   2,250,000     2,267,662
  Burnsville Multifamily (Bridgeway
    Apartments) 7.625% 2/1/24 ........................   3,370,000     3,421,628
  Carver County Housing & Redevelopment
    Authority Multifamily Revenue
    (Lake Grace Apartments)
    6.00% 7/1/28 .....................................   1,435,000     1,451,746

                                                       Principal     Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Dakota County Housing & Redevelopment
  Authority Multifamily Revenue
  (Affordable Housing View Point
  Project) 6.125% 11/1/17 ............................ $2,475,000    $2,335,459
Dakota County Housing & Redevelopment
  Authority Single Family
  8.10% 3/1/16 (GNMA) ................................     10,000        10,007
Eden Prairie Multifamily Homes
  (Tanager Creek)
  8.05% 6/20/31 (GNMA) ...............................  7,605,000     8,481,856
Eden Prairie Multifamily (Windslope
  Apartments Project)
  7.10% 11/1/17 ......................................  1,585,000     1,630,046
Hopkins Renaissance Multifamily Housing
  (Section 8) 6.375% 4/1/20 ..........................  1,000,000     1,040,580
Little Canada Multifamily Housing Revenue
  Housing (Alternative Development
  Company Project) Series A
  6.10% 12/1/17 ......................................  1,575,000     1,497,211
Little Canada Multifamily Housing Revenue
  Housing (Alternative Development
  Company Project) Series A
  6.25% 12/1/27 ......................................  2,900,000     2,724,579
Minneapolis Housing Facility Revenue
  (Augustana Chapel View Project)
  7.00% 4/1/18 .......................................  1,000,000       956,800
Minneapolis Multifamily Housing
  (Trinity Apartments) Series A
  6.75% 5/1/21 .......................................  2,055,000     2,065,604
Minneapolis Multifamily Mortgage
  (Seward Towers Project)
  7.375% 12/20/30 (GNMA) .............................  4,000,000     4,101,680
Minnesota Housing Finance Agency
  Multifamily Housing 6.95% 2/1/14 ...................  1,500,000     1,549,005
Minnesota Housing Finance Agency
  Multifamily Housing Series 92A
  6.95% 8/1/17 .......................................    745,000       771,753
Minnesota Housing Finance Agency
  Rental Housing Series B
  6.25% 8/1/22 .......................................    895,000       896,620
Minnesota Housing Finance Agency
  Single Family Mortgage Series 91C
  7.10% 7/1/11 (FHA) .................................     80,000        81,678
Minnetonka Multifamily (Beacon Hill
  Project-Presbyterian Homes Guaranteed)
  7.70% 6/1/25 .......................................  2,000,000     2,017,620
Oakdale Housing (Oak Meadows Project)
  7.00% 4/1/27 .......................................  6,800,000     6,529,360

                                                      Principal      Market
Delaware Tax-Free Minnesota Fund                      Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Park Rapids Multifamily Revenue Housing
  (The Court Apartments Project -
  Section 8) 6.30% 2/1/20 ..........................  $ 3,145,000    $ 3,014,231
Rochester Multifamily Revenue (Wedum-
  Shorewood Campus) 6.60% 6/1/36 ...................    2,000,000      1,757,700
St. Louis Park Multifamily Housing
  Revenue Community Housing
  6.25% 12/1/28 (FHA) ..............................    3,855,000      3,985,222
St. Louis Park Multifamily Housing
  (Westwind Apartments Project)
  5.75% 1/1/29 (GNMA) ..............................    3,865,000      3,908,520
St. Louis Park Residential Mortgage
  Revenue Single Family
  7.25% 4/20/23 (GNMA) .............................      848,000        866,130
St. Paul Housing & Redevelopment Agency
  (Executive Life Guaranteed Investment
  Contract Como Lake Project)
  7.50% 3/1/26 (FHA) ...............................    1,000,000        996,630
St. Paul Housing & Redevelopment
  Single Family Mortgage
  6.90% 12/1/11 (FNMA) .............................       23,000         23,146
St. Paul Housing & Redevelopment
  Single Family Mortgage
  6.90% 12/1/21 (FNMA) .............................    1,010,000      1,037,502
Stillwater Multifamily Housing
  (Stillwater Cottages) 7.00% 11/1/27 ..............    1,000,000        958,060
Wadena Housing & Redevelopment
  Agency (Humphrey Manor - Section 8)
  6.00% 2/1/19 .....................................    2,130,000      2,142,184
Washington County Housing &
  Redevelopment Authority Revenue
  (Briar Pond) Series C 7.25%
  8/20/34 (GNMA) ...................................    1,010,000        973,196
Wells Housing & Redevelopment Agency
  (Broadway Apartments Project -
  Section 8) 7.00% 1/1/19 ..........................      995,000      1,035,188
Willmar Housing & Redevelopment
  Agency (Highland Apartments -
  Section 8) 5.85% 6/1/19 ..........................    1,050,000      1,053,339
                                                                     -----------
                                                                      68,884,229
                                                                     -----------
Industrial Development Revenue Bonds - 7.69%
Cloquet Pollution Control Revenue
  (Potlatch Corporation)
  5.90% 10/1/26 ....................................   15,000,000     14,453,250
East Grand Forks American Crystal Sugar
  Pollution Control Revenue
  7.75% 4/1/18 .....................................    1,230,000      1,257,773
International Falls Pollution Control
  Revenue (Boise Cascade Project)
  5.65% 12/1/22 ....................................    1,500,000      1,310,730

                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue Bonds (continued)
     Richfield Commercial Development
     Revenue (Richfield Shoppes)
     8.375% 10/1/13 ................................  $ 2,200,000    $ 2,322,342
   Seaway Port Authority Duluth Industrial
     Development Dock & Wharf Revenue
     (Cargill Project) Series E
     6.125% 11/1/14 ................................    4,500,000      4,878,180
   St. Cloud Commercial Development
     Revenue (Northwest Center
     Association) 7.50% 8/1/12 .....................    3,943,971      3,950,518
   St. Paul Port Authority Commercial
     Development Revenue (Fort Road
     Medical/Irvine Park) 7.50% 9/1/02
     (Asset Gty) ...................................    1,285,000      1,288,919
                                                                     -----------
                                                                      29,461,712
                                                                     -----------
   Lease/Certificates of Participation - 0.64%
   Beltrami County Housing & Redevelopment
     Authority Revenue Lease
     6.20% 2/1/14 ..................................    1,010,000      1,052,703
   West St. Paul Commercial Mortgage
     Kmart Lease 7.00% 11/1/07 .....................    1,330,764      1,404,196
                                                                     -----------
                                                                       2,456,899
                                                                     -----------
   Power Authority Revenue Bonds - 18.11%
   Bass Brook Pollution Control Revenue
     (Minnesota Power & Light Company)
     6.00% 7/1/22 ..................................   17,000,000     17,079,900
   Bass Brook Pollution Control Revenue
     (Minnesota Power & Light Company)
     6.00% 7/1/22 (MBIA) ...........................      750,000        775,035
   Guam Power Authority Revenue Series A
     5.125% 10/1/29 ................................    1,000,000        952,440
   Northern Minnesota Municipal Power
     Agency Electric System Revenue Series B
     4.75% 1/1/20 (AMBAC) ..........................    4,500,000      4,248,000
   Northern Minnesota Municipal Power
     Agency Electric System Revenue Series B
     5.50% 1/1/18 (AMBAC) ..........................    9,200,000      9,366,336
***Northern Minnesota Municipal Power
     Agency Electric System Revenue Series A
     5.67% 1/1/09 (AMBAC) ..........................    3,815,000      2,687,057
 **Puerto Rico Electric Power Authority,
     Inverse Floater ROLS
     8.72% 7/1/19 ..................................    3,050,000      2,700,195
   Puerto Rico Electric Power Authority
     Series EE 4.75% 7/1/24 ........................    3,700,000      3,459,574
   Puerto Rico Electric Power Authority
     Series X 5.50% 7/1/25 .........................    2,930,000      2,965,248
   Puerto Rico Electric Power Authority
     Series Z 5.25% 7/1/21 .........................    1,600,000      1,605,728
   Rochester Electric Utilities Revenue
     5.25% 12/1/30 .................................    4,915,000      4,916,425

                                                      Principal     Market
Delaware Tax-Free Minnesota Fund                      Amount        Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Power Authority Revenue Bonds (continued)
   Southern Minnesota Municipal Power
     Agency Supply System Revenue
     4.75% 1/1/16 (MBIA) ...........................  $ 3,550,000   $ 3,448,505
   Southern Minnesota Municipal Power
     Agency Supply System Revenue
     5.50% 1/1/15 (AMBAC) ..........................    1,560,000     1,600,810
   Southern Minnesota Municipal Power
     Agency Supply System Revenue
     5.75% 1/1/18 (MBIA) ...........................    7,770,000     8,010,481
***Southern Minnesota Municipal Power
     Agency Supply System Revenue
     5.76% 1/1/19 (MBIA) ...........................    8,210,000     3,239,830
***Southern Minnesota Municipal Power
     Agency Supply System Revenue
     5.94% 1/1/21 (MBIA) ...........................    5,000,000     1,750,550
   Western Minnesota Municipal Power
     Agency 6.125% 1/1/16 ..........................      525,000       525,478
                                                                    -----------
                                                                     69,331,592
                                                                    -----------
  *Pre-Refunded/Escrowed to Maturity Bonds - 10.43%
   Andover Development Revenue
     (Downtown Center Project) Series A
     7.00% 12/1/12-03 ..............................    1,000,000     1,100,030
   Bloomington Tax Increment
     9.75% 2/1/08-05 ...............................      500,000       607,665
   Brainerd Independent School District #181
     7.00% 6/1/11-01 ...............................      390,000       393,565
   Faribault Independent School District #656
     (MN School District Credit Enhanced)
     6.10% 6/1/10-04 ...............................    1,000,000     1,072,810
   Kenyon Wanamingo Independent School
     District #2172
     6.00% 2/1/18-05 (MBIA) ........................    2,350,000     2,535,462
   Maplewood Independent School District
     #622 7.10% 2/1/25-05 (FSA) ....................   10,000,000    11,202,100
   Minneapolis Health Care (American Baptist
     Homes) 8.70% 11/1/09-01 .......................    2,320,000     2,440,733
   Minneapolis/St. Paul Housing &
     Redevelopment Authority HealthOne
     7.40% 8/15/11-02 (MBIA) .......................    1,360,000     1,399,916
   Minnesota Public Facilities Authority
     Water Pollution Control
     6.25% 3/1/16-05 ...............................    4,400,000     4,806,692
   Minnesota Public Facilities Authority
     Water Pollution Control
     6.95% 3/1/13-01 ...............................    5,220,000     5,325,914
   Pine Island Independent School District
     #255 6.625% 6/1/12-01 (FSA) ...................      240,000       242,014
   Pine Island Independent School District
     #255 6.625% 6/1/13-01 (FSA) ...................      310,000       312,601

                                                        Principal     Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Pine Island Independent School District
    #255 6.625% 6/1/14-01 (FSA) ....................    $ 330,000     $ 332,769
  Pine Island Independent School District
    #255 6.625% 6/1/15-01 (FSA) ....................      355,000       357,978
  Pine Island Independent School District
    #255 6.625% 6/1/16-01 (FSA) ....................      380,000       383,188
  Plainview Independent School District
    #810 6.70% 2/1/06-03 ...........................      385,000       407,176
  Plainview Independent School District
    #810 6.75% 2/1/07-03 ...........................      420,000       444,578
  Plainview Independent School District
    #810 6.75% 2/1/08-03 ...........................      445,000       471,041
  Red Wing Housing & Redevelopment
    Agency (Jordan Tower - Section 8)
    Series 92 7.00% 1/1/19-02 ......................    1,500,000     1,570,860
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    5.50% 1/1/15 (Escrowed to
    Maturity) (AMBAC) ..............................      990,000     1,053,776
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    5.75% 1/1/18 (Escrowed to
    Maturity) (MBIA) ...............................    1,000,000     1,055,130
  Spring Park Twin Birch Health Care Center
    (Presbyterian Homes of Minnesota)
    8.25% 8/1/11-01 ................................      600,000       623,478
  University of Minnesota Series A
    6.00% 2/1/11 (Escrowed to Maturity) ............    1,500,000     1,506,465
  Western Minnesota Municipal Power
    Agency 9.75% 1/1/16
    (Escrowed to Maturity) (MBIA) ..................      185,000       280,749
                                                                    -----------
                                                                     39,926,690
                                                                    -----------
  Water & Sewer Revenue Bonds - 3.30%
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    4.75% 3/1/19 ...................................    2,000,000     1,907,040
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS 8.20% 3/1/16 ..............    2,000,000     1,847,440
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS 9.86% 3/1/14 ..............    5,000,000     5,179,800
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series A 5.25% 3/1/16 ..........................    1,660,000     1,701,965
  Puerto Rico Aqueduct & Sewer Authority
    5.00% 7/1/19 ...................................    2,000,000     1,984,460
                                                                    -----------
                                                                     12,620,705
                                                                    -----------

                                                         Principal      Market
Delaware Tax-Free Minnesota Fund                           Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Other Revenue Bonds - 2.30%
   Minneapolis Community Development
     Agency Common Bond Fund
     7.40% 12/1/21 .................................    $ 795,000  $    826,053
   Minneapolis Community Development
     Agency Common Bond Fund
     7.95% 12/1/11 .................................      855,000       894,937
   Minneapolis Community Development
     Agency Common Bond Fund
     (Opportunity Workshop Project)
     Series 2A 7.125% 12/1/05 ......................      510,000       544,828
***Minneapolis Community Development
     Agency Tax Increment Revenue
     6.51% 9/1/09 (MBIA) ...........................    5,750,000     3,937,600
   Puerto Rico Commonwealth Infrastructure
     Financing Authority Special Series A
     5.375% 10/1/24 ................................    2,500,000     2,587,675
                                                                   ------------
                                                                      8,791,093
                                                                   ------------
   Total Municipal Bonds
     (cost $360,405,301)                                            376,141,567
                                                                   ------------
                                                        Number of
                                                        Shares
                                                        ---------
   Short-Term Investments - 0.44%
   Federated Minnesota Municipal
     Cash Trust ....................................    1,699,977     1,699,977
                                                                   ------------
   Total Short-Term Investments
     (cost $1,699,977) .............................                  1,699,977
                                                                   ------------
   Total Market Value of Securities - 98.69%
     (cost $362,105,278) ...........................                377,841,544
   Receivables and Other Assets Net of
     Liabilities - 1.31% ...........................                  5,023,495
                                                                   ------------
   Net Assets Applicable to 30,900,662
     Shares Outstanding - 100.00% ..................               $382,865,039
                                                                   ============
   Net Asset Value - Delaware Tax-Free
     Minnesota Fund Class A
     ($361,218,555 / 29,154,950 Shares) ............                     $12.39
                                                                         ------
   Net Asset Value - Delaware Tax-Free
     Minnesota Fund Class B
     ($15,655,312 / 1,262,929 Shares) ..............                     $12.40
                                                                         ------
   Net Asset Value - Delaware Tax-Free
     Minnesota Fund Class C
     ($5,991,172 / 482,783 Shares) .................                     $12.41
                                                                         ------

----------------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 **Inverse Floater Bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.
***Zero Coupon Bond as of February 28, 2001. The interest rate shown is the effective yield as of February 28, 2001.

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) .......................................  $367,315,369
Undistributed net investment income .............................        23,590
Accumulated net realized loss
  on investments ................................................      (210,186)
Net unrealized appreciation of investments ......................    15,736,266
                                                                   ------------
Total net assets ................................................  $382,865,039
                                                                   ============

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
Asset Gty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Minnesota Fund
Net asset value Class A (A) .....................................        $12.39
Sales charge (3.75% of offering price, or
   3.87% of amount invested per share) (B) ......................          0.48
                                                                         ------
Offering price ..................................................        $12.87
                                                                         ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE MINNESOTA INSURED FUND
-------------------------------

                                                       Principal      Market
                                                       Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.10%
   General Obligation Bonds - 20.23%
   Anoka County Capital Improvement
     Series C 5.90% 2/1/11 (FGIC) ...................  $8,045,000     $8,205,417
   Becker Refunding Tax Increment
     Series D 6.25% 8/1/15 (AMT) ....................   6,300,000      6,521,760
   Big Lake Independent School
     District #727 5.00% 2/1/20 (FSA) ...............   1,685,000      1,668,672
   Chaska Independent School District #112
     (School District Credit Enhancement
     Program) Series A
     4.75% 2/1/21 (MBIA) ............................   1,000,000        955,650
***Farmington Independent School District #192
     Capital Appreciation Series B
     5.81% 2/1/21 (FSA) .............................     500,000        170,275
   Hennepin County Series A
     4.50% 12/1/21 ..................................   1,000,000        918,240
   Hennepin County Solid Waste
     5.75% 10/1/10 (MBIA) ...........................   1,800,000      1,872,594
   Minnesota State
     5.00% 11/1/20 (FSA) ............................   5,500,000      5,475,745
   Mounds View Independent School
     District #621 5.375% 2/1/24 (FGIC) .............   6,170,000      6,274,150
 **Rockford Independent School District #883,
     Inverse Floater ROLS Series II-R-30-B
     10.77% 2/1/21 (FSA) ............................   1,605,000      1,761,728
***Rosemount Independent School
     District #196 5.59% 4/1/09 (FSA) ...............   1,860,000      1,302,707
***Rosemount Independent School
     District #196 Series B
     5.64% 4/1/10 (FSA) .............................   2,240,000      1,489,331
***Sauk Rapids, Minnesota Independent
     School District #047
     5.76% 2/1/15 (FSA) .............................   2,700,000      1,290,492
***Sauk Rapids, Minnesota Independent
     School District #047
     5.87% 2/1/17 (FSA) .............................   2,245,000        937,804
 **South Washington County Independent
     School District #833, Inverse Floater
     ROLS Series II-R-34-A
     10.77% 2/1/20 (MBIA) ...........................   3,440,000      3,779,975
 **South Washington County Independent
     School District #833, Inverse Floater
     ROLS Series II-R-34-B
     10.77% 2/1/21 (MBIA) ...........................   3,645,000      3,995,540
   Stillwater Independent School
     District #834 5.50% 2/1/10 (FGIC) ..............   2,995,000      3,026,477
   Western Lake Superior Series A
     6.00% 10/1/08 (AMT) (MBIA) .....................     400,000        428,732
   Western Lake Superior Series A
     6.10% 10/1/09 (AMT) (MBIA) .....................     425,000        457,283
   Western Lake Superior Series A
     6.20% 10/1/10 (AMT) (MBIA) .....................     450,000        486,041

                                                       Principal      Market
                                                       Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   General Obligation Bonds (continued)
   Western Lake Superior Series A
     6.20% 10/1/11 (AMT) (MBIA) .....................  $  475,000    $   513,043
                                                                     -----------
                                                                      51,531,656
                                                                     -----------
   Hospital Revenue Bonds -14.02%
   Brainerd Benedictine Health Care
     Systems (St. Joseph's Hospital)
     6.00% 2/15/12 (Connie Lee) .....................   1,500,000      1,586,925
   Brainerd Benedictine Health Care
     Systems (St. Joseph's Hospital)
     6.00% 2/15/20 (Connie Lee) .....................   2,000,000      2,062,740
   Duluth Economic Development Authority
     Benedictine (St. Mary's Hospital)
     6.00% 2/15/20 (Connie Lee) .....................   1,300,000      1,343,134
   Duluth Economic Development Authority
     (St. Luke's Hospital)
     6.40% 5/1/10 (Connie Lee) ......................   3,335,000      3,503,151
   Duluth Economic Development Authority
     (St. Luke's Hospital)
     6.40% 5/1/18 (Connie Lee) ......................     500,000        518,840
   Minneapolis Fairview Hospital Series 91B
     6.50% 1/1/11 (MBIA) ............................   3,000,000      3,129,540
   Minneapolis Health Care Facility Revenue
     (Fairview Hospital & Healthcare)
     Series A 5.25% 11/15/19 (MBIA) .................   2,750,000      2,751,485
   Minneapolis/St. Paul Housing &
     Redevelopment Authority Health Care
     Systems (Children's Health Care)
     Series A 5.50% 8/15/25 (FSA) ...................   2,250,000      2,271,240
   Minneapolis/St. Paul Housing &
     Redevelopment Authority Health Care
     Systems (Healthspan) Series 93A
     5.00% 11/15/13 (AMBAC) .........................   6,490,000      6,553,278
 **Minnesota Agriculture & Economic
     Development Board (Fairview Hospital),
     Inverse Floater ROLS
     11.16% 11/15/26 (MBIA) .........................   5,125,000      5,518,754
   Robbinsdale North Memorial Medical
     5.50% 5/15/23 (AMBAC) ..........................   5,400,000      5,442,876
   St. Paul Ramsey Medical
     5.50% 5/15/13 (AMBAC) ..........................   1,000,000      1,033,850
                                                                     -----------
                                                                      35,715,813
                                                                     -----------
   Housing Revenue Bonds - 9.75%
   Chaska Waters Edge Multifamily Revenue
     7.30% 1/20/30 (GNMA) ...........................   3,257,000      3,587,943
   Dakota County Housing & Redevelopment
     Authority Single Family Mortgage
     Revenue 5.85% 10/1/30
     (FNMA/GNMA) ....................................   3,522,000      3,590,820
   Dakota County Housing & Redevelopment
     Authority Single Family Mortgage
     Revenue 6.70% 10/1/17 (FNMA) ...................   2,655,000      2,745,057

                                                       Principal      Market
Delaware Minnesota Insured Fund                        Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   Eagan Multifamily Revenue (Woodridge
     Apartments) 5.90% 8/1/20 (GNMA) ................  $1,000,000     $1,034,710
   Hopkins Multifamily Housing (Auburn
     Apartments) 8.05% 6/20/31 (GNMA) ...............   3,790,000      4,215,958
   Minneapolis/St. Paul Housing Finance
     Board Revenue (Single Family
     Mortgage Project Phase IX)
     7.25% 8/1/21 (GNMA) ............................     770,000        788,572
   Minneapolis/St. Paul Housing Finance
     Board Revenue (Single Family
     Mortgage Project Phase IX)
     7.30% 8/1/31 (GNMA) ............................     525,000        537,658
   Minneapolis/St. Paul Housing Finance
     Board Revenue (Trinity Apartments)
     Series A 8.125% 12/1/14
     (GNMA)(FHA) ....................................      80,000         80,209
   Minnesota Housing Finance Agency
     Single Family Housing Rental
     5.95% 2/1/15 (AMBAC) ...........................   2,325,000      2,415,722
   Minnesota Housing Finance Agency
     Single Family Mortgage Revenue
     Series A 7.05% 7/1/22 (AMBAC) ..................     355,000        360,875
   Minnesota Housing Finance Agency
     Single Family Mortgage Revenue
     Series A 7.45% 7/1/22 (AMBAC) ..................     175,000        178,752
   St. Paul Housing & Redevelopment
     Authority Multifamily Housing
     (Pointe of St. Paul Project)
     6.60% 10/1/12 (FNMA) ...........................   4,000,000      4,206,440
   White Bear Lake Multifamily Housing
     (Lake Square) 5.875% 2/1/15 (FHA) ..............   1,055,000      1,091,725
                                                                     -----------
                                                                      24,834,441
                                                                     -----------
   Power Authority Revenue Bonds - 8.02%
   Northern Minnesota Municipal Power
     Agency Electric System Revenue
     Series B 4.75% 1/1/20 (AMBAC) ..................   2,100,000      1,982,400
   Northern Minnesota Municipal Power
     Agency Electric System Revenue
     Series B 5.50% 1/1/18 (AMBAC) ..................   4,200,000      4,275,936
 **Northern Minnesota Municipal Power
     Agency Electric System Revenue,
     Inverse Floater ROLS Series II-R-32
     9.86% 1/1/13 (FSA) .............................   4,585,000      5,048,268
 **Puerto Rico Electric Power Authority,
     Inverse Floater ROLS
     8.72% 7/1/19 ...................................   2,825,000      2,501,001
   Puerto Rico Electric Power Authority
     Revenue Series EE
     4.50% 7/1/18 (MBIA) ............................   4,500,000      4,293,585

                                                       Principal      Market
                                                       Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Power Authority Revenue Bonds (continued)
   Puerto Rico Electric Power Authority
     Revenue Series GG
     4.75% 7/1/21 (FSA) .............................  $1,000,000     $  967,630
   Southern Minnesota Municipal Power
     Agency Supply System Revenue
     4.75% 1/1/16 (MBIA) ............................   1,400,000      1,359,974
                                                                     -----------
                                                                      20,428,794
                                                                     -----------
  *Pre-Refunded/Escrowed to Maturity Bonds - 45.21%
     Alexandria Independent School District
     #206 6.30% 2/1/13-03 (MBIA) ....................   1,775,000      1,862,117
   Becker Wastewater Treatment Facility
     Series A 5.95% 2/1/14-04 (MBIA) ................     500,000        531,685
   Brainerd Independent School District
     #181 7.00% 6/1/09-01 (FGIC) ....................     515,000        519,707
   Brainerd Independent School District
     #181 7.00% 6/1/10-01 (FGIC) ....................     550,000        555,027
   Buffalo Independent School District
     #887 6.10% 2/1/15-03 (FSA) .....................   1,030,000      1,076,762
   Carver County Housing & Redevelopment
     Authority (Jail Facility)
     6.40% 2/1/10-02 (MBIA) .........................     515,000        529,070
   Carver County Housing & Redevelopment
     Authority (Jail Facility)
     6.40% 2/1/11-02 (MBIA) .........................     550,000        565,026
   Carver County Housing & Redevelopment
     Authority (Jail Facility)
     6.40% 2/1/12-02 (MBIA) .........................     585,000        600,982
   Carver County Housing & Redevelopment
     Authority (Jail Facility)
     6.40% 2/1/13-02 (MBIA) .........................     625,000        642,075
   Carver County Housing & Redevelopment
     Authority (Jail Facility)
     6.40% 2/1/14-02 (MBIA) .........................     670,000        688,304
   Dakota & Washington Counties
     Housing & Redevelopment Authority
     Single Family Mortgage Revenue
     8.15% 9/1/16 (Escrowed to
     Maturity) (MBIA) ...............................     405,000        540,205
   Dakota & Washington Counties Housing
     & Redevelopment Authority Single
     Family Mortgage Revenue
     8.375% 9/1/21 (Escrowed to
     Maturity) (GNMA) ...............................  14,115,000     19,514,128
   Dakota & Washington Counties
     Housing & Redevelopment Authority
     Single Family Mortgage Revenue
     8.45% 9/1/19 (Escrowed to
     Maturity) (GNMA) ...............................   9,000,000     12,443,130
   Detroit Lakes Benedictine Health
     (St. Mary's Hospital)
     6.00% 2/15/12-03 (Connie Lee) ..................   1,630,000      1,732,772

                                                        Principal    Market
Delaware Minnesota Insured Fund                         Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity Bonds (continued)
 Detroit Lakes Benedictine Health
   (St. Mary's Hospital)
    6.00% 2/15/19-03 (Connie Lee) ....................  $ 1,000,000  $ 1,063,050
 Duluth Economic Development Authority
   Health Care Facilities Benedictine
   Health System (St. Mary's Hospital)
   Series B 6.00% 2/15/17-03
   (Connie Lee) ......................................   10,000,000   10,630,500
 Duluth Economic Development Authority
   Health Care (Duluth Clinic)
   6.30% 11/1/22-02 (AMBAC) ..........................    1,060,000    1,154,393
 Duluth Economic Development Authority
   Health Care (Duluth Clinic)
   6.30% 11/1/22-04 (AMBAC) ..........................    2,690,000    2,863,236
 Eden Prairie Independent School District
   #272 5.85% 2/1/13-01 (FGIC) .......................    2,500,000    2,555,750
 Eden Prairie Independent School District
   #272 5.65% 2/1/13-02 (FGIC) .......................    3,200,000    3,232,128
 Elk River Independent School District
   #728 6.30% 2/1/14-02 (FSA) ........................      500,000      513,180
 Elk River Independent School District
   #728 6.30% 2/1/15-02 (FSA) ........................      665,000      682,529
 Elk River Independent School
   District #728 Series B
   6.00% 2/1/09-03 (AMBAC) ...........................    3,950,000    4,122,023
 Ellendale Geneva Independent School
   District #762
   6.00% 2/1/10-03 (AMBAC) ...........................      230,000      240,017
 Ellendale Geneva Independent School
   District #762
   6.00% 2/1/11-03 (AMBAC) ...........................      245,000      255,669
 Ellendale Geneva Independent School
   District #762
   6.00% 2/1/12-03 (AMBAC) ...........................      265,000      276,540
 Ellendale Geneva Independent School
   District #762
   6.00% 2/1/13-03 (AMBAC) ...........................      280,000      292,194
 Ellendale Geneva Independent School
   District #762
   6.00% 2/1/14-03 (AMBAC) ...........................      300,000      313,065
 Ellendale Geneva Independent School
   District #762
   6.00% 2/1/15-03 (AMBAC) ...........................      320,000      333,936
 Maplewood Independent School
   District #622 7.10% 2/1/19-05 (MBIA) ..............    5,935,000    6,648,446
 Maplewood Independent School
   District #622 7.10% 2/1/25-05 (FSA) ...............   11,525,000   12,910,420
 Marshall Electric & Water Utility
   Revenue 6.45% 7/1/10-03 (FSA) .....................      500,000      531,290
 Marshall Electric & Water Utility Revenue
   6.45% 7/1/11-03 (FSA) .............................      100,000      106,258

                                                           Principal  Market
                                                           Amount     Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Marshall Electric & Water Utility Revenue
    6.50% 7/1/12-03 (FSA) ..............................   $ 500,000  $  531,850
  Marshall Electric & Water Utility Revenue
    6.50% 7/1/13-03 (FSA) ..............................     500,000     531,850
  Minneapolis/St. Paul Housing &
    Redevelopment Authority Health
    Care System (Health One) Series A
    7.40% 8/15/05-02 (MBIA) ............................     600,000     617,250
  Minneapolis/St. Paul Housing &
    Redevelopment Authority Health
    Care System (Health One) Series A
    7.40% 8/15/11-02 (MBIA) ............................   2,370,000   2,439,560
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    6.50% 3/1/14-02 (MBIA) .............................   1,500,000   1,575,045
  Moorhead Public Utilities
    6.25% 11/1/12-02 (MBIA) ............................     735,000     767,502
  Northern Minnesota Municipal Power
    Agency Electric System Revenue Series A
    5.90% 1/1/08-03 (AMBAC) ............................     700,000     741,839
  Puerto Rico Commonwealth Infrastructure
    Financing Authority Special
    Series A 5.375% 10/1/24
    (Escrowed to Maturity) .............................   2,000,000   2,070,140
**Richfield Independent School District
    #280, Inverse Floater ROLS Series C
    5.34% 2/1/15-03 (FGIC) .............................   1,365,000   1,440,075
  South Washington County Independent
    School District #833 Series A
    6.125% 6/1/09-01 (FGIC) ............................   1,430,000   1,436,692
  South Washington County Independent
    School District #833 Series A
    6.125% 6/1/11-01 (FGIC) ............................   2,720,000   2,731,914
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    5.75% 1/1/18 (Escrowed to
    Maturity) (AMBAC) ..................................     670,000     688,613
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    5.75% 1/1/18 (Escrowed to
    Maturity) ..........................................   3,790,000   3,998,943
  St. Cloud Hospital Facility Revenue
    6.75% 7/1/11-01 (AMBAC) ............................     400,000     412,420
  St. Cloud Hospital Facility Revenue
    6.75% 7/1/15-01 (AMBAC) ............................     500,000     515,525
  St. Cloud Hospital Facility Revenue
    7.00% 7/1/07-01 (AMBAC) ............................     500,000     515,925
  Washington County Housing &
    Redevelopment Authority (Jail
    Facilities) 7.00% 2/1/12-02 (MBIA) .................     500,000     516,320

                                                       Principal    Market
Delaware Minnesota Insured Fund                        Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   Western Minnesota Municipal Power
     Agency 6.60% 1/1/10
     (Escrowed to Maturity) (MBIA) ..................  $2,000,000   $  2,268,460
   Western Minnesota Municipal Power
     Agency 9.75% 1/1/16
     (Escrowed to Maturity) (MBIA) ..................     530,000        804,307
                                                                    ------------
                                                                     115,129,844
                                                                    ------------
   Transportation Revenue Bonds - 0.87%
   Minneapolis/St. Paul Metropolitan
     Airports Commission
     5.125% 1/1/25 (FGIC) ...........................     100,000         99,177
***Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue
     Series A 5.05% 7/1/18 (AMBAC) ..................   5,000,000      2,112,650
                                                                    ------------
                                                                       2,211,827
                                                                    ------------
   Total Municipal Bonds
     (cost $234,100,025) ............................                249,852,375
                                                                    ------------

                                                       Number of
                                                       Shares
                                                       ----------
   Short-Term Investments - 1.34%
   Federated Minnesota Municipal Cash Trust .........   3,417,056      3,417,056
                                                                    ------------
   Total Short-Term Investments
     (cost $3,417,056) ..............................                  3,417,056
                                                                    ------------
   Total Market Value of Securities - 99.44%
     (cost $237,517,081) ............................                253,269,431
   Receivables and Other Assets
   Net of Liabilities - 0.56% .......................                  1,414,680
                                                                    ------------
   Net Assets Applicable to 23,717,994
     Shares Outstanding - 100.00% ...................               $254,684,111
                                                                    ============
   Net Asset Value - Delaware Minnesota
     Insured Fund Class A
     ($239,536,078 / 22,306,669 Shares) .............                     $10.74
                                                                          ------
   Net Asset Value - Delaware Minnesota
     Insured Fund Class B
     ($11,494,586 / 1,071,271 Shares) ...............                     $10.73
                                                                          ------
   Net Asset Value - Delaware Minnesota
     Insured Fund Class C
     ($3,653,447 / 340,054 Shares) ..................                     $10.74
                                                                          ------
----------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 **Inverse Floater Bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.
***Zero Coupon Bond as of February 28, 2001. The interest rate shown is the effective yield as of February 28, 2001.

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ..........................              $245,566,387
Accumulated net realized loss
   on investments ...................................                (6,634,626)
Net unrealized appreciation of investments ..........                15,752,350
                                                                   ------------
Total net assets ....................................              $254,684,111
                                                                   ============
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by College Construction Insurance Association
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Minnesota Insured Fund
Net asset value Class A (A) .........................                    $10.74
Sales charge (3.75% of offering price, or
   3.91% of amount invested per share) (B) ..........                      0.42
                                                                         ------
Offering price ......................................                    $11.16
                                                                         ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
---------------------------------------------
                                                       Principal        Market
February 28, 2001 (Unaudited)                            Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds - 97.94%
  City Agency Revenue Bonds - 2.02%
  Minneapolis Community Development
    Agency Common Bond Fund
    Series 4 6.20% 6/1/17 (AMT) ..................     $1,055,000     $1,083,274
                                                                      ----------
                                                                       1,083,274
                                                                      ----------
  General Obligation Bonds - 14.69%
  Big Lake Independence
    School District #727 Series A
    4.75% 2/1/15 (FSA) ...........................      1,160,000      1,153,539
  Dakota County Capital Improvement
    Series A 4.75% 2/1/16 ........................      1,310,000      1,287,285
  Dakota County Capital Improvement
    Series A 4.75% 2/1/17 ........................      1,000,000        972,200
  Hennepin County Series A
    4.50% 12/1/14 ................................      1,000,000        974,990
  Hennepin County Series A
    4.50% 12/1/17 ................................      1,000,000        941,580
**Minnesota State, Inverse Floater
    ROLS 9.30% 11/1/16 ...........................      2,000,000      2,038,660
**Minnesota State, Inverse Floater
    ROLS 9.30% 11/1/17 ...........................        500,000        505,105
                                                                      ----------
                                                                       7,873,359
                                                                      ----------
  Health Care/Hospital Revenue Bonds - 11.43%
  Maplewood Health Care Facility
    (HealthEast) 5.70% 11/15/02 ..................      1,000,000        988,790
  Maplewood Health Care Facility
    (HealthEast) 5.95% 11/15/06 ..................      2,200,000      2,100,296
  Minneapolis Health Care Facilities
    (Jones-Harrison Residence Project)
    5.90% 10/1/16 ................................        125,000        108,229
  New Hope Housing & Health (Minnesota
    Masonic Home North Ridge)
    5.875% 3/1/29 ................................      1,000,000        826,900
  Rochester Nursing Home & Multifamily
    Housing Revenue (Samaritan
    Bethany, Inc.) 6.00% 5/1/04 ..................        300,000        286,401
  Rochester Nursing Home & Multifamily
    Housing Revenue (Samaritan
    Bethany, Inc.) 6.10% 5/1/05 ..................        250,000        238,408
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (HealthEast Project) 5.70% 11/1/15 ...........        800,000        652,056
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (HealthEast Project) 5.85% 11/1/17 ...........      1,160,000        923,801
                                                                      ----------
                                                                       6,124,881
                                                                      ----------
  Higher Education Revenue Bonds - 3.99%
  Minnesota State Higher Education
    Facilities Authority Revenue
    (College of Art & Design) Series 5-D
    6.625% 5/1/20 ................................      1,000,000      1,032,820

                                                       Principal        Market
                                                         Amount          Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Higher Education Revenue Bonds (continued)
  University of Minnesota Series A
    5.75% 7/1/16 ...................................   $1,000,000     $1,103,970
                                                                      ----------
                                                                       2,136,790
                                                                      ----------
  Housing Revenue Bonds - 10.98%
  Minneapolis Multifamily Housing
    (Trinity Apartments) Series A
    6.75% 5/1/21 ...................................    2,945,000      2,960,196
  Oakdale Elderly Housing Revenue
    (PHM/Oakdale Project)
    5.75% 3/1/18 ...................................    1,400,000      1,169,056
  Oakdale Housing (Oak Meadows Project)
    6.20% 4/1/07 ...................................      150,000        151,092
  Oakdale Housing (Oak Meadows Project)
    6.30% 4/1/08 ...................................      260,000        261,716
  Oakdale Housing (Oak Meadows Project)
    6.50% 4/1/10 ...................................      295,000        297,525
  Park Rapids Multifamily Revenue Housing
    (The Court Apartments Project -
    Section 8) 6.05% 8/1/12 ........................    1,010,000        986,386
  St. Paul Housing & Redevelopment
    Single Family Mortgage
    6.90% 12/1/21 (FNMA) ...........................       55,000         56,498
                                                                      ----------
                                                                       5,882,469
                                                                      ----------
  Industrial Development Revenue Bonds - 13.18%
  Brooklyn Center Commercial Development
    Revenue (Brookdale Association)
    5.70% Mandatory Put 12/1/07 ....................    1,000,000      1,004,970
  Duluth Gross Revenue Bond (Duluth
    Entertainment) 7.00% 12/1/03 ...................    1,250,000      1,330,425
  Duluth Gross Revenue Bond (Duluth
    Entertainment) 7.30% 12/1/06 ...................      250,000        275,580
  Minnesota Public Facilities Authority
    Pollution Control Revenue Series A
    6.55% 3/1/03 ...................................    1,720,000      1,778,858
  Richfield Shoppes Commercial
    Development  Revenue (Richfield
    Shoppes Project) 7.50% 10/1/04 .................      680,000        686,739
  St. Paul Port Authority Commercial
    Development Revenue (Fort Road
    Medical/Irvine Park)
    7.50% 9/1/02 (Asset Gty) .......................    1,980,000      1,986,039
                                                                      ----------
                                                                       7,062,611
                                                                      ----------
  Lease/Certificates of Participation - 4.30%
  Beltrami County Housing &
    Redevelopment Authority Revenue Lease
    5.90% 2/1/08 ...................................      355,000        372,491

                                                         Principal      Market
Delaware Tax-Free Minnesota Intermediate Fund             Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
  Lease/Certificates of Participation (continued)
  Beltrami County Housing &
    Redevelopment Authority Revenue Lease
    6.00% 2/1/09 ...................................   $   380,000   $   398,681
  Beltrami County Housing &
    Redevelopment Authority Revenue Lease
    6.00% 2/1/10 ...................................       405,000       423,727
  Beltrami County Housing &
    Redevelopment  Authority Revenue Lease
    6.10% 2/1/11 ...................................       430,000       451,096
  Hibbing Economic Development Authority
    Revenue 6.10% 2/1/08 ...........................       650,000       660,764
                                                                     -----------
                                                                       2,306,759
                                                                     -----------
  Power Authority Revenue Bonds - 6.45%
  Eveleth Industrial Development Revenue
    (Minnesota Power & Light Company)
    6.125% 1/1/04 ..................................     2,500,000     2,572,125
**Puerto Rico Electric Power Authority
    Revenue, Inverse Floater ROLS
    Series DD 8.72% 7/1/19 .........................     1,000,000       885,310
                                                                     -----------
                                                                       3,457,435
                                                                     -----------
*Pre-Refunded/Escrowed To Maturity Bonds - 30.90%
  Andover Development Revenue
    (Downtown Center Project) Series A
    6.50% 12/1/06-03 ...............................     1,795,000     1,952,260
  Eden Valley Watkins Independent School
    District #463 6.55% 2/1/11-02 (FSA) ............       250,000       257,153
  Eden Valley Watkins Independent School
    District #463 6.60% 2/1/16-02 (FSA) ............       615,000       632,878
  Mankato Independent School District #77
    6.35% 2/1/13-02 (FSA) ..........................     1,000,000     1,026,810
  Metropolitan Council Hubert H. Humphrey
    Metrodome Sports Facility Revenue
    Series 92 6.00% 10/1/09
    (Escrowed to Maturity) .........................     3,520,000     3,728,947
  Minnesota State 6.25% 8/1/10-02 ..................     4,000,000     4,156,000
**Richfield Independent School
    District #280, Inverse Floater ROLS
    Series C 5.34% 2/1/15-03 (FGIC) ................     1,000,000     1,055,000
  Puerto Rico Commonwealth Infrastructure
    Financing Authority Special
    Series A 5.375% 10/1/24
    (Escrowed to Maturity) .........................     1,000,000     1,035,070
  St. Cloud Hospital Facility Revenue
    7.00% 7/1/20-01 (AMBAC) ........................     2,640,000     2,724,084
                                                                     -----------
                                                                      16,568,202
                                                                     -----------
  Total Municipal Bonds
    (cost $52,143,421) .............................                  52,495,780
                                                                     -----------

                                                      Number of         Market
                                                       Shares           Value
--------------------------------------------------------------------------------
Short-Term Investments - 2.71%
Federated Minnesota Municipal Cash Trust ......       1,450,550      $1,450,550
                                                                     ----------
Total Short-Term Investments
   (cost $1,450,550) ..........................                       1,450,550
                                                                     ----------
Total Market Value of Securities - 100.65%
   (cost $53,593,971) .........................                      53,946,330
Liabilities Net of Receivables and
   Other Assets - (0.65%) .....................                        (349,324)
                                                                     ----------
Net Assets Applicable to 5,118,922
   Shares Outstanding - 100.00% ...............                      $53,597,006
                                                                     ===========
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund Class A
   ($48,892,576 / 4,670,103 Shares) ...........                           $10.47
                                                                          -----
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund Class B
   ($2,162,722 / 206,216 Shares) ..............                          $10.49
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund Class C
   ($2,541,708 / 242,603 Shares) ..............                          $10.48
                                                                         ------
----------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floater Bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.

Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ....................................     $55,139,739
Undistributed net investment income ...........................          13,058
Accumulated net realized loss
   on investments .............................................      (1,908,150)
Net unrealized appreciation of investments ....................         352,359
                                                                    -----------
Total net assets ..............................................     $53,597,006
                                                                    ===========
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Minnesota Intermediate Fund
Net asset value Class A (A) ...................................          $10.47
Sales charge (2.75% of offering price, or
   2.87% of amount invested per share) (B) ....................            0.30
                                                                         ------
Offering price ................................................          $10.77
                                                                         ======
----------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid the redemption or repurchase of shares.
(B)See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes
20

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
-------------------------------------------------

                                                       Principal    Market
February 28, 2001 (Unaudited)                          Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds - 97.03%
   City Agency Revenue Bonds - 1.46%
   Minneapolis Community Development
     Agency Common Bond Fund
     Series 2 6.20% 6/1/17 (AMT) ...................   $  750,000   $   778,088
                                                                    -----------
                                                                        778,088
                                                                    -----------
   General Obligation Bonds - 4.81%
   Chaska Independent School District #112
     (School District Credit Enhancement
     Program) Series A
     4.75% 2/1/21 (MBIA) ...........................      780,000       745,407
 **Minnesota State, Inverse Floaters ROLS
     9.30% 11/1/17 .................................    1,800,000     1,818,378
                                                                    -----------
                                                                      2,563,785
                                                                    -----------
   Higher Education Revenue Bonds - 1.91%
   Minnesota State Higher Education Facility
     (St. Mary's College) Series 3Q
     6.15% 10/1/23 .................................      900,000       916,794
   Minnesota State University System
     Revenue Bonds Series 93A
     6.10% 6/30/23 .................................      100,000       100,947
                                                                    -----------
                                                                      1,017,741
                                                                    -----------
   Hospital Revenue Bonds - 20.14%
   Cambridge Healthcare Facility Revenue
     (Grandview Christian Home)
     7.25% 9/1/26 ..................................      125,000       123,073
   Cannon Falls Nursing Home (Franciscan
     Health Community Project)
     7.25% 7/1/21 ..................................      100,000        99,043
   Fergus Falls Health Care Facility Revenue
     (Lake Region Hospital)
     6.50% 9/1/18 ..................................      750,000       752,048
   Glencoe Health Care Revenue
     6.40% 12/1/15 .................................      275,000       252,593
   Mankato Health Facilities Revenue
     (Mankato Lutheran Homes)
     Series A 6.875% 10/1/26 .......................      300,000       281,871
   Minneapolis Health Care Facility Revenue
     (Jones-Harrison Residence Project)
     6.00% 10/1/27 .................................    1,565,000     1,288,355
   Minneapolis Housing & Health Care
     Facility Revenue (Augustana
     Chapel View Homes)
     6.50% 6/1/17 ..................................    1,370,000     1,268,908
   Minnesota Agriculture & Economic
     Development Board (Benedictine
     Health Systems) 5.75% 2/1/29 ..................    1,000,000       786,830
   Minnetonka Multifamily Housing
     (Beacon Hill Senior Housing
     Project) 7.55% 6/1/19 .........................      200,000       202,464

                                                       Principal    Market
                                                       Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Hospital Revenue Bonds (continued)
   Moorhead Economic Development
     Authority Multifamily Revenue
     Refunding & Improvement
     Housing Development (Eventide)
     Series B 6.00% 6/1/18 .........................   $  870,000   $   770,794
   New Hope Housing & Health
     (Minnesota Masonic Home
     North Ridge Care Facility)
     5.875% 3/1/29 .................................    1,000,000       826,900
   Northfield Health Care Facilities
     Revenue Refunding & Improvement
     (Northfield Care Center) Series A
     6.00% 5/1/28 ..................................    1,405,000     1,161,682
   Perham Hospital District Congregate
     Housing Facilities (Briarwood
     Project) 6.25% 11/1/22 ........................      620,000       551,744
 **Rochester Health Care Facilities
     Revenue Reg IRS (Mayo Clinic),
     Inverse Floater ROLS Series H
     7.661% 11/15/15 ...............................    1,500,000     1,618,125
   St. Anthony Multifamily Housing
     (Chandler)
     6.05% 11/20/16 (GNMA) .........................      135,000       138,880
   St. Paul Housing & Redevelopment
     Hospital Revenue (HealthEast Project)
     Series A 6.625% 11/1/17 .......................      230,000       200,266
   St. Paul Housing & Redevelopment
     Hospital Revenue (HealthEast Project)
     Series B 6.625% 11/1/17 .......................      460,000       400,531
                                                                    -----------
                                                                     10,724,107
                                                                    -----------
   Housing Revenue Bonds - 54.63%
   Bloomington Multifamily Housing Revenue
     Refunding (Hampshire Apartments)
     Series A 6.20% 12/1/31 ........................    2,500,000     2,277,525
   Brooklyn Center Four Courts Multifamily
     Housing 7.50% 6/1/25 ..........................      370,000       371,032
   Carver Multifamily Housing (Lake Grace
     Project) 6.25% 7/1/28 .........................      320,000       317,482
   Carver Multifamily Housing (Lake Grace
     Project) 8.00% 7/1/28 .........................      320,000       329,341
   Chanhassen Multifamily Housing
     (Heritage Park) 6.20% 7/1/30 (FHA) ............      300,000       308,778
   Chaska Multifamily (West Suburban
     Housing Partners) 5.875% 3/1/31 ...............    1,000,000       875,380
   Coon Rapids Multifamily Revenue
     (Margaret Place) Series A
     6.50% 5/1/25 ..................................      500,000       482,835

                                                       Principal    Market
Delaware Minnesota High-Yield Municipal Bond Fund      Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   Coon Rapids Senior Housing Revenue
     Refunding (Epiphany Senior Citizens
     Housing Corporation Project)
     6.00% 11/1/28 .................................   $3,455,000   $ 2,863,988
   Eden Prairie Multifamily Housing
     (Tanager Creek Apartments) Series C
     8.00% 6/20/31 .................................      750,000       755,205
   Hutchinson Multifamily Housing Revenue
     (Evergreen Apartments Project)
     5.75% 11/1/28 .................................    3,455,000     3,241,516
   Minneapolis Multifamily Housing (Olson
     Townhomes) 6.00% 12/1/19 ......................      800,000       802,208
   Minneapolis Multifamily Revenue (Grant
     Street Project Apartments)
     Series A 7.25% 11/1/29 ........................    2,835,000     2,849,203
   Minnesota Housing Finance Authority
     Single Family Housing
     5.875% 1/1/17 .................................       90,000        94,485
   Minnesota Housing Finance Authority
     Single Family Mortgage Series E
     6.25% 1/1/23 ..................................       75,000        78,338
   Minnetonka Senior Housing Revenue
     (Westridge Senior Housing Project)
     6.30% 9/1/08 ..................................      110,000       108,325
   Minnetonka Senior Housing Revenue
     (Westridge Senior Housing Project)
     6.50% 9/1/12 ..................................      285,000       278,026
   Minnetonka Senior Housing Revenue
     (Westridge Senior Housing Project)
     7.00% 9/1/27 ..................................    1,275,000     1,226,818
   New Brighton Multifamily (Polynesian
     Village) 7.60% 4/1/25 .........................      300,000       300,402
   Oakdale Elderly Housing Revenue
     (PHM/Oakdale Project)
     6.00% 3/1/28 ..................................    1,800,000     1,462,338
   Oakdale Housing (Oak Meadows
     Project) 6.75% 4/1/15 .........................    1,500,000     1,468,050
   Rochester Multifamily Revenue
     (Wedum/Shorewood Campus)
     6.60% 6/1/36 ..................................    3,000,000     2,636,550
   Shoreview Elderly Housing (PHM/
     Shoreview Project) 6.15% 12/1/33 ..............    2,955,000     2,429,512
   Stillwater Multifamily Housing
     (Stillwater Cottages)
     6.75% 11/1/11 .................................      205,000       202,374
   Stillwater Multifamily Housing
     (Stillwater Cottages)
     7.00% 11/1/16 .................................      680,000       666,624
   Stillwater Multifamily Housing
     (Stillwater Cottages)
     7.00% 11/1/27 .................................      340,000       325,740

                                                       Principal    Market
                                                       Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   Twin Valley Congregate Housing Revenue
     (Living Options Incorporated Project)
     5.95% 11/1/28 .................................   $1,825,000   $ 1,478,834
   Washington County Housing (Briarwood
     Pond) Series B
     7.125% 8/20/34 (GNMA) .........................      895,000       859,307
                                                                    -----------
                                                                     29,090,216
                                                                    -----------
   Industrial Development Revenue Bonds - 0.54%
   Red Wing Industrial Development Revenue
     (Kmart, First Mortgage Revenue)
     5.50% 7/1/08 ..................................      300,000       287,310
                                                                    -----------
                                                                        287,310
                                                                    -----------
   Lease/Certificates of Participation - 2.12%
   Beltrami County Housing & Redevelopment
     Authority Revenue Lease
     6.10% 2/1/12 ..................................      460,000       481,192
   Hibbing Economic Development
     Authority 6.40% 2/1/12 ........................      530,000       516,225
   Rice County Certificates of Participation
     Series A 6.00% 12/1/21 ........................      125,000       129,501
                                                                    -----------
                                                                      1,126,918
                                                                    -----------
   Power Authority Revenue Bonds - 0.54%
     Western Minnesota Municipal Power Agency
     6.125% 1/1/16 .................................      285,000       285,259
                                                                    -----------
                                                                        285,259
                                                                    -----------
  *Pre-Refunded Bonds - 3.67%
   Andover Development Revenue (Downtown
     Center Project) Series A
     7.00% 12/1/12-03 ..............................    1,640,000     1,804,049
   Minneapolis Health Care (American
     Baptist Homes) 8.70% 11/1/09-01 ...............      140,000       147,286
                                                                    -----------
                                                                      1,951,335
                                                                    -----------
   Waste Disposal Revenue Bonds - 1.92%
   International Falls Solid Waste Disposal
     Revenue (Boise Cascade Project)
     6.85% 12/1/29 .................................    1,000,000     1,025,480
                                                                    -----------
                                                                      1,025,480
                                                                    -----------
   Other Revenue Bonds - 5.29%
   Minneapolis Community Development
     Agency Revenue (Holiday Inn Metrodome
     Project) 6.00% 12/1/01 ........................    1,100,000     1,100,726
   Puerto Rico Commonwealth Infrastructure
     Financing Authority Special Series A
     5.375% 10/1/24 ................................      445,000       460,606
   St. Paul Housing & Redevelopment
     Authority (Acorn Dual Language Charter
     School) 6.60% 11/1/24 .........................    1,000,000       892,280
   Woodbury Golf Course Revenue
     6.75% 2/1/22 ..................................      365,000       360,828
                                                                    -----------
                                                                      2,814,440
                                                                    -----------
   Total Municipal Bonds
     (cost $55,468,160) ............................                 51,664,679
                                                                    -----------

                                                       Number of    Market
Delaware Minnesota High-Yield Municipal Bond Fund      Shares       Value
--------------------------------------------------------------------------------
Short-Term Investments - 0.97%
   Federated Minnesota Municipal Cash Trust ........    514,438     $   514,438
                                                                    -----------
Total Short-Term Investments
  (cost $514,438) ..................................                    514,438
                                                                    -----------
Total Market Value of Securities - 98.00%
  (cost $55,982,598) ...............................                 52,179,117
Receivables and Other Assets
  Net of Liabilities - 2.00% .......................                  1,066,503
                                                                    -----------
Net Assets Applicable to 5,494,170 Shares
  Outstanding - 100.00% ............................                $53,245,620
                                                                    ===========
Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund Class A
  ($33,973,066 / 3,506,805 Shares) .................                      $9.69
                                                                          -----
Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund Class B
  ($12,892,434 / 1,329,376 Shares) .................                      $9.70
                                                                          -----
Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund Class C
  ($6,380,120 / 657,989 Shares) ....................                      $9.70
                                                                          -----
-----------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floater Bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ........................................  $58,424,249
Undistributed net investment income ..............................       83,892
Accumulated net realized loss on investments .....................   (1,459,040)
Net unrealized depreciation of investments .......................   (3,803,481)
                                                                    -----------
Total net assets .................................................  $53,245,620
                                                                    ===========

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FHA - Insured by the Federal Housing Authority
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share-
  Delaware Minnesota High-Yield
  Municipal Bond Fund
Net asset value Class A (A) ......................................        $9.69
Sales charge (3.75% of offering price, or
  3.92% of amount invested per share) (B) ........................         0.38
                                                                         ------
Offering price ...................................................       $10.07
                                                                         ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                  Delaware                        Delaware     Delaware Minnesota
                                                                  Tax-Free       Delaware         Tax-Free         High-Yield
                                                                 Minnesota       Minnesota        Minnesota       Municipal Bond
Six Months Ended February 28, 2001 (Unaudited)                     Fund        Insured Fund   Intermediate Fund        Fund
---------------------------------------------------------------------------------------------------------------------------------
     Investment Income:
     Interest ...............................................   $11,246,297    $ 7,176,167        $1,594,560        $1,806,820
                                                                --------------------------------------------------------------
     Expenses:
     Management fees ........................................     1,027,487        622,525           131,053           145,557
     Distribution expenses ..................................       542,652        364,250            59,081           138,256
     Dividend disbursing and transfer agent fees and expenses       151,163         75,716            34,764            12,847
     Accounting and administration ..........................        78,298         52,259            11,400            11,097
     Reports and statements to shareholders .................        33,500         13,163            12,000               548
     Registration fees ......................................        18,589          6,500             8,600               989
     Professional fees ......................................        19,582          9,053             3,946             1,715
     Custodian fees .........................................        30,031          5,845             5,221             2,899
     Taxes (other than taxes on income) .....................         1,050            300             1,850                30
     Trustees' fees .........................................        13,400          3,600             7,400             1,150
     Other ..................................................        33,510         15,991             4,699             3,700
                                                                --------------------------------------------------------------
                                                                  1,949,262      1,169,202           280,014           318,788
     Less expenses absorbed or waived .......................        (7,932)            --           (23,191)          (47,329)
     Less expenses paid indirectly ..........................        (6,107)        (3,468)           (1,232)             (615)
                                                                --------------------------------------------------------------
     Total expenses .........................................     1,935,223      1,165,734           255,591           270,844
                                                                --------------------------------------------------------------

     Net Investment Income ..................................     9,311,074      6,010,433         1,338,969         1,535,976
                                                                --------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss)
        on Investments:
     Net realized gain (loss) on investments ................       826,302        122,945            (9,345)           29,330
     Net change in unrealized appreciation/
        depreciation of investments .........................     7,573,190      6,032,344           632,235           145,782
                                                                --------------------------------------------------------------

     Net Realized and Unrealized Gain
        on Investments ......................................     8,399,492      6,155,289           622,890           175,112
                                                                --------------------------------------------------------------

     Net Increase in Net Assets Resulting
        from Operations .....................................   $17,710,566    $12,165,722        $1,961,859        $1,711,088
                                                                ==============================================================

                             See accompanying notes

Statements of Changes in Net Assets

                                                                 Delaware Tax-Free              Delaware Minnesota
                                                                  Minnesota Fund                   Insured Fund
------------------------------------------------------------------------------------------------------------------------
                                                              Six Months      Year           Six Months         Year
                                                                Ended         Ended             Ended           Ended
                                                               2/28/01       8/31/00           2/28/01         8/31/00
                                                             (Unaudited)                     (Unaudited)
     Increase (Decrease) in Net Assets from Operations:
     Net investment income ..............................   $  9,311,074    $ 19,717,886    $  6,010,433    $ 12,825,629
     Net realized gain (loss) on investments ............        826,302        (540,587)        122,945        (844,589)
     Net change in unrealized appreciation/depreciation
        of investments ..................................      7,573,190      (4,228,830)      6,032,344        (898,976)
                                                            ----------------------------    ----------------------------
     Net increase in net assets resulting from operations     17,710,566      14,948,469      12,165,722      11,082,064
                                                            ----------------------------    ----------------------------

     Distributions to Shareholders from:
     Net investment income:
        Class A .........................................     (8,871,498)    (18,824,251)     (5,743,214)    (12,189,775)
        Class B .........................................       (303,555)       (579,861)       (220,898)       (449,823)
        Class C .........................................       (126,570)       (299,635)        (71,549)       (160,803)
                                                            ----------------------------    ----------------------------
                                                              (9,301,623)    (19,703,747)     (6,035,661)    (12,800,401)
                                                            ----------------------------    ----------------------------
     Capital Share Transactions:
     Proceeds from shares sold:
        Class A .........................................     11,766,710      25,145,729       3,359,833       7,311,492
        Class B .........................................      2,307,406       1,994,017         747,454       1,406,890
        Class C .........................................        742,226       1,707,918         885,495         477,422

     Net asset value of shares issued upon reinvestment
       of distributions:
        Class A .........................................      5,726,425      12,144,408       3,829,834       8,131,296
        Class B .........................................        206,451         378,668         154,031         316,682
        Class C .........................................        100,535         220,483          58,651         132,996
                                                            ----------------------------    ----------------------------
                                                              20,849,753      41,591,223       9,035,298      17,776,778
                                                            ----------------------------    ----------------------------
     Cost of shares repurchased:
        Class A .........................................    (19,804,191)    (71,311,724)    (11,931,116)    (43,837,904)
        Class B .........................................       (597,284)     (2,153,858)       (163,145)     (2,997,506)
        Class C .........................................     (1,132,139)     (2,500,312)       (978,518)     (1,219,416)
                                                            ----------------------------    ----------------------------
                                                             (21,533,614)    (75,965,894)    (13,072,779)    (48,054,826)
                                                            ----------------------------    ----------------------------
     Decrease in net assets derived
        from capital share transactions .................       (683,861)    (34,374,671)     (4,037,481)    (30,278,048)
                                                            ----------------------------    ----------------------------
     Net Increase (Decrease) in Net Assets ..............      7,725,082     (39,129,949)      2,092,580     (31,996,385)

     Net Assets:
     Beginning of period ................................    375,139,957     414,269,906     252,591,531     284,587,916
                                                            ----------------------------    ----------------------------
     End of period ......................................   $382,865,039    $375,139,957    $254,684,111    $252,591,531
                                                            ============================    ============================

                             See accompanying notes

                                                                         Delaware Tax-Free              Delaware Minnesota
                                                                      Minnesota Intermediate Fund  High-Yield Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months         Year         Six Months        Year
                                                                          Ended           Ended          Ended           Ended
                                                                         2/28/01         8/31/00        2/28/01         8/31/00
                                                                       (Unaudited)                    (Unaudited)
     Increase (Decrease) in Net Assets from Operations:
     Net investment income .........................................   $ 1,338,969    $  2,828,097      $ 1,535,976    $  3,330,411
     Net realized gain (loss) on investments .......................        (9,345)     (1,710,959)          29,330      (1,274,784)
     Net change in unrealized appreciation/
        depreciation of investments ................................       632,235         153,713          145,782      (2,455,298)
                                                                       ---------------------------      ---------------------------
     Net increase (decrease) in net assets resulting from operations     1,961,859       1,270,851        1,711,088        (399,671)
                                                                       ---------------------------      ---------------------------
     Distributions to Shareholders from:
     Net investment income:
        Class A ....................................................    (1,228,872)     (2,607,962)      (1,001,484)     (2,214,654)
        Class B ....................................................       (50,381)       (116,238)        (329,792)       (729,446)
        Class C ....................................................       (49,508)       (101,047)        (165,031)       (359,547)
                                                                       ---------------------------      ---------------------------
                                                                        (1,328,761)     (2,825,247)      (1,496,307)     (3,303,647)
                                                                       ---------------------------      ---------------------------
     Capital Share Transactions:
     Proceeds from shares sold:
        Class A ....................................................     4,697,075       2,975,655        2,022,080       7,639,431
        Class B ....................................................        43,939         351,648          703,926       1,712,975
        Class C ....................................................       362,553         814,357          108,206       1,529,128

     Net asset value of shares issued upon reinvestment
       of distributions:
        Class A ....................................................       937,686       1,954,873          578,029       1,261,941
        Class B ....................................................        29,649          73,312          206,185         418,201
        Class C ....................................................        45,821          88,862          106,295         243,061
                                                                       ---------------------------      ---------------------------
                                                                         6,116,723       6,258,707        3,724,721      12,804,737
                                                                       ---------------------------      ---------------------------
     Cost of shares repurchased:
        Class A ....................................................    (3,844,100)    (13,202,476)      (4,448,776)    (12,680,173)
        Class B ....................................................      (319,565)       (846,007)      (1,813,708)     (3,293,737)
        Class C ....................................................      (249,788)       (787,503)        (461,679)     (2,239,580)
                                                                       ---------------------------      ---------------------------
                                                                        (4,413,453)    (14,835,986)      (6,724,163)    (18,213,490)
     Increase (decrease) in net assets derived                         ---------------------------      ---------------------------
        from capital share transactions ............................     1,703,270      (8,577,279)      (2,999,442)     (5,408,753)
                                                                       ---------------------------      ---------------------------
     Net Increase (Decrease) in Net Assets .........................     2,336,368     (10,131,675)      (2,784,661)     (9,112,071)

     Net Assets:
     Beginning of period ...........................................    51,260,638      61,392,313       56,030,281      65,142,352
                                                                       ---------------------------      ---------------------------
     End of period .................................................   $53,597,006    $ 51,260,638      $53,245,620    $ 56,030,281
                                                                       ===========================      ===========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Minnesota Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months      Year       Year     Eight Months     Year         Year
                                                               Ended       Ended       Ended       Ended         Ended        Ended
                                                             2/28/01(1)   8/31/00     8/31/99     8/31/98(1)   12/31/97(3)  12/31/96
                                                            (Unaudited)

Net asset value, beginning of period ......................  $ 12.120    $ 12.230     $ 13.020    $ 12.910     $ 12.400    $ 12.630

Income (loss) from investment operations:
  Net investment income ...................................     0.304       0.617        0.628       0.431        0.654       0.630
  Net realized and unrealized gain (loss)
    on investments ........................................     0.269      (0.110)      (0.752)      0.136        0.511      (0.230)
                                                            ------------------------------------------------------------------------
  Total from investment operations ........................     0.573       0.507       (0.124)      0.567        1.165       0.400
Less dividends and distributions:                           ------------------------------------------------------------------------

  Dividends from net investment income ....................    (0.303)     (0.617)      (0.626)     (0.435)      (0.655)     (0.630)
  Distributions from net realized gain
    on investments ........................................        --          --       (0.040)     (0.022)          --          --
                                                            ------------------------------------------------------------------------
  Total dividends and distributions .......................    (0.303)     (0.617)      (0.666)     (0.457)      (0.655)     (0.630)
                                                            ------------------------------------------------------------------------
Net asset value, end of period ............................   $12.390     $12.120      $12.230     $13.020      $12.910    $ 12.400
                                                            ========================================================================

Total return(2) ...........................................     4.79%       4.39%       (1.06%)      4.46%        9.68%       3.33%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $361,219    $355,573     $394,144    $416,113     $417,365    $428,380
  Ratio of expenses to average net assets .................     1.00%       1.01%        0.94%       0.89%        0.91%       0.92%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ...............     1.00%       1.06%        0.94%       0.92%        0.95%       0.92%
  Ratio of net investment income to average
    net assets ............................................     5.01%       5.20%        4.89%       5.00%        5.22%       5.13%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly .......................................     5.01%       5.15%        4.89%       4.97%        5.18%       5.13%
  Portfolio turnover ......................................        7%         35%          17%         13%          19%         28%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Minnesota Fund Class B
------------------------------------------------------------------------------------------------------------------------------------


                                                             Six Months     Year         Year    Eight Months    Year         Year
                                                               Ended        Ended        Ended      Ended        Ended        Ended
                                                             2/28/01(1)    8/31/00      8/31/99   8/31/98(1)   12/31/97(3)  12/31/96
                                                            (Unaudited)


Net asset value, beginning of period                          $12.120     $12.240      $13.020     $12.910      $12.400     $12.620

Income (loss) from investment operations:
  Net investment income                                         0.259       0.525        0.527       0.366        0.574       0.560
  Net realized and unrealized gain (loss)
    on investments                                              0.279      (0.120)      (0.740)      0.136        0.508      (0.220)
                                                            ------------------------------------------------------------------------
  Total from investment operations                              0.538       0.405       (0.213)      0.502        1.082       0.340
                                                            ------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income                         (0.258)     (0.525)      (0.527)     (0.370)      (0.572)     (0.560)
  Distributions from net realized gain
    on investments                                                 --          --       (0.040)     (0.022)          --          --
                                                            ------------------------------------------------------------------------
  Total dividends and distributions                            (0.258)     (0.525)      (0.567)     (0.392)      (0.572)     (0.560)
                                                            ------------------------------------------------------------------------
Net asset value, end of period                                $12.400     $12.120      $12.240     $13.020      $12.910     $12.400
                                                            ========================================================================
Total return(2)                                                 4.48%       3.50%       (1.74%)      3.94%        8.95%       2.83%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                     $15,655     $13,412      $13,312     $10,246      $ 8,215     $ 6,233
  Ratio of expenses to average net assets                       1.75%       1.76%        1.69%       1.64%        1.56%       1.50%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly                                             1.75%       1.81%        1.69%       1.67%        1.60%       1.67%
  Ratio of net investment income to average
    net assets                                                  4.26%       4.45%        4.14%       4.25%        4.57%       4.53%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly                                             4.26%       4.40%        4.14%       4.22%        4.53%       4.36%
Portfolio turnover                                                 7%         35%          17%         13%          19%         28%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Tax-Free Minnesota Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months      Year       Year     Eight Months    Year        Year
                                                                Ended        Ended      Ended       Ended       Ended        Ended
                                                              2/28/01(1)    8/31/00    8/31/99    8/31/98(1)   12/31/97(3)  12/31/96
                                                             (Unaudited)

Net asset value, beginning of period .....................    $12.140     $12.250      $13.040     $12.920      $12.410     $12.630

Income (loss) from investment operations:
  Net investment income ..................................      0.259       0.527        0.536       0.374        0.564       0.540
  Net realized and unrealized gain (loss)
    on investments .......................................      0.269      (0.110)      (0.756)      0.138        0.508      (0.220)
                                                              ----------------------------------------------------------------------
  Total from investment operations .......................      0.528       0.417       (0.220)      0.512        1.072       0.320
                                                              ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................     (0.258)     (0.527)      (0.530)     (0.370)      (0.562)     (0.540)
  Distributions from net realized gain
    on investments .......................................         --          --       (0.040)     (0.022)          --          --
                                                              ----------------------------------------------------------------------
  Total dividends and distributions ......................     (0.258)     (0.527)      (0.570)     (0.392)      (0.562)     (0.540)
                                                              ----------------------------------------------------------------------
Net asset value, end of period ...........................    $ 12.41     $12.140      $12.250     $13.040      $12.920     $12.410
                                                              ======================================================================
Total return(2) ..........................................      4.40%       3.60%       (1.80%)      4.02%        8.82%       2.64%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $5,991     $ 6,156      $ 6,814     $ 4,914      $ 3,083     $ 3,083
  Ratio of expenses to average net assets ................      1.75%       1.76%        1.69%       1.64%        1.65%       1.67%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly ......................................      1.75%       1.81%        1.69%       1.67%        1.69%       1.67%
  Ratio of net investment income to average
    net assets ...........................................      4.26%       4.45%        4.14%       4.25%        4.48%       4.38%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly ......................................      4.26%       4.40%        4.14%       4.22%        4.44%       4.38%
  Portfolio turnover .....................................         7%         35%          17%         13%          19%         28%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Minnesota Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months      Year        Year     Eight Months     Year       Year
                                                                Ended       Ended        Ended       Ended        Ended       Ended
                                                              2/28/01(1)   8/31/00      8/31/99   8/31/98(1)   12/31/97(3)  12/31/96
                                                             (Unaudited)

Net asset value, beginning of period ....................     $10.480     $10.520      $11.050     $10.940      $10.600     $10.730

Income (loss) from investment operations:
  Net investment income .................................       0.255       0.507        0.518       0.349        0.533       0.520
  Net realized and unrealized gain (loss)
    on investments ......................................       0.261      (0.041)      (0.530)      0.111        0.341      (0.130)
                                                             -----------------------------------------------------------------------
  Total from investment operations ......................       0.516       0.466       (0.012)      0.460        0.874       0.390
                                                             -----------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ..................      (0.256)     (0.506)      (0.518)     (0.350)      (0.534)     (0.520)
                                                             -----------------------------------------------------------------------
  Total dividends .......................................      (0.256)     (0.506)      (0.518)     (0.350)      (0.534)     (0.520)
                                                             -----------------------------------------------------------------------

Net asset value, end of period ..........................     $10.740     $10.480      $10.520     $11.050      $10.940     $10.600
                                                             =======================================================================

Total return(2) .........................................       4.98%       4.63%       (0.17%)      4.28%        8.49%       3.75%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............    $239,536    $238,486     $268,507    $283,057     $288,494    $304,877
  Ratio of expenses to average net assets ...............       0.89%       1.00%        0.94%       0.92%        0.92%       0.92%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly .....................................       0.89%       1.01%        0.94%       0.94%        0.94%       0.92%
  Ratio of net investment income to average
    net assets ..........................................       4.86%       4.93%        4.74%       4.79%        5.01%       4.93%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly .....................................       4.86%       4.92%        4.74%       4.77%        4.99%       4.93%
  Portfolio turnover ....................................         16%         35%           4%          6%          21%         14%

------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Minnesota Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months      Year       Year      Eight Months     Year      Year
                                                                Ended       Ended       Ended        Ended       Ended        Ended
                                                              2/28/01(1)   8/31/00     8/31/99     8/31/98(1)  12/31/97(3)  12/31/96
                                                             (Unaudited)

Net asset value, beginning of period ....................     $10.470     $10.510      $11.040     $10.930      $10.580     $10.720

Income (loss) from investment operations:
  Net investment income .................................       0.216       0.431        0.436       0.294        0.454       0.450
  Net realized and unrealized gain (loss)
    on investments ......................................       0.261      (0.042)      (0.529)      0.111        0.348      (0.140)
                                                             -----------------------------------------------------------------------
  Total from investment operations ......................       0.477       0.389       (0.093)      0.405        0.802       0.310
                                                             -----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ..................      (0.217)     (0.429)      (0.437)     (0.295)      (0.452)     (0.450)
                                                             -----------------------------------------------------------------------
  Total dividends .......................................      (0.217)     (0.429)      (0.437)     (0.295)      (0.452)     (0.450)
                                                             -----------------------------------------------------------------------

Net asset value, end of period ..........................     $10.730     $10.470      $10.510     $11.040      $10.930     $10.580
                                                             =======================================================================

Total return(2) .........................................       4.60%       3.86%       (0.91%)      3.76%        7.77%       3.03%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............     $11,495     $10,491      $11,827     $10,374       $8,926      $6,817
  Ratio of expenses to average net assets ...............       1.64%       1.75%        1.69%       1.67%        1.67%       1.56%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly .....................................       1.64%       1.76%        1.69%       1.69%        1.69%       1.68%
  Ratio of net investment income to average
    net assets ..........................................       4.11%       4.18%        3.99%       4.04%        4.26%       4.29%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly .....................................       4.11%       4.17%        3.99%       4.02%        4.24%       4.17%
  Portfolio turnover ....................................         16%         35%           4%          6%          21%         14%

------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Minnesota Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months      Year         Year    Eight Months     Year        Year
                                                               Ended       Ended        Ended        Ended       Ended       Ended
                                                             2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(3)   12/31/96
                                                            (Unaudited)

Net asset value, beginning of period ....................     $10.480     $10.520      $11.050     $10.940      $10.600     $10.730

Income (loss) from investment operations:
  Net investment income .................................       0.216       0.431        0.438       0.295        0.454       0.440
  Net realized and unrealized gain (loss)
    on investments ......................................       0.261      (0.042)      (0.531)      0.110        0.338      (0.130)
                                                              ----------------------------------------------------------------------
  Total from investment operations ......................       0.477       0.389       (0.093)      0.405        0.792       0.310
                                                              ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ..................      (0.217)     (0.429)      (0.437)     (0.295)      (0.452)     (0.440)
                                                              ----------------------------------------------------------------------
  Total dividends .......................................      (0.217)     (0.429)      (0.437)     (0.295)      (0.452)     (0.440)
                                                              ----------------------------------------------------------------------

Net asset value, end of period ..........................     $10.740     $10.480      $10.520     $11.050      $10.940     $10.600
                                                              ======================================================================

Total return(2) .........................................       4.60%       3.85%       (0.91%)      3.76%        7.66%       2.98%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............      $3,653      $3,615       $4,253      $3,207       $3,096      $3,126
  Ratio of expenses to average net assets ...............       1.64%       1.75%        1.69%       1.67%        1.67%       1.68%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly .....................................       1.64%       1.76%        1.69%       1.69%        1.69%       1.68%
  Ratio of net investment income to average
    net assets ..........................................       4.11%       4.18%        3.99%       4.04%        4.26%       4.18%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly .....................................       4.11%       4.17%        3.99%       4.02%        4.24%       4.18%
  Portfolio turnover ....................................         16%         35%           4%          6%          21%         14%

-------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                         Delaware Tax-Free Minnesota Intermediate Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months     Year          Year     Eight Months       Year         Year
                                                      Ended        Ended         Ended        Ended          Ended        Ended
                                                    2/28/01(1)    8/31/00       8/31/99     8/31/98(1)    12/31/97(3)    12/31/96
                                                   (Unaudited)
   Net asset value, beginning of period ..........   $10.350      $10.610       $11.160       $11.170       $10.990       $11.140

   Income (loss) from investment operations:
     Net investment income .......................     0.266        0.538         0.541         0.363         0.535         0.510
     Net realized and unrealized gain (loss)
       on investments ............................     0.118       (0.260)       (0.550)       (0.009)        0.180        (0.150)
                                                     ----------------------------------------------------------------------------
     Total from investment operations ............     0.384        0.278        (0.009)        0.354         0.715         0.360
                                                     ----------------------------------------------------------------------------
   Less dividends:
     Dividends from net investment income ........    (0.264)      (0.538)       (0.541)       (0.364)       (0.535)       (0.510)
                                                     ----------------------------------------------------------------------------
     Total dividends .............................    (0.264)      (0.538)       (0.541)       (0.364)       (0.535)       (0.510)
                                                     ----------------------------------------------------------------------------
   Net asset value, end of period ................   $10.470      $10.350       $10.610       $11.160       $11.170       $10.990
                                                     ============================================================================
   Total return(2) ...............................     3.76%        2.77%        (0.14%)        3.22%         6.69%         3.46%

   Ratios and supplemental data:
     Net assets, end of period (000 omitted) .....   $48,892      $46,523       $56,222       $54,281       $57,524       $66,024
     Ratio of expenses to average net assets .....     0.90%        0.93%         0.79%         0.80%         0.91%         0.89%
     Ratio of expenses to average net assets prior
       to expense limitation and expenses
       paid indirectly ...........................     0.98%        0.95%         0.79%         0.80%         0.95%         0.89%
     Ratio of net investment income to average
       net assets ................................     5.17%        5.22%         4.91%         4.90%         4.86%         4.69%
     Ratio of net investment income to average net
       assets prior to expense limitation and
       expenses paid indirectly ..................     5.09%        5.20%         4.91%         4.90%         4.82%         4.69%
     Portfolio turnover ..........................       35%           9%           13%           14%           21%           28%

----------
(1)Ratios have been annualized and total return has not been annualized.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                      Delaware Tax-Free Minnesota Intermediate Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months      Year           Year     Eight Months      Year          Year
                                                      Ended         Ended         Ended        Ended          Ended         Ended
                                                    2/28/01(1)     8/31/00       8/31/99     8/31/98(1)    12/31/97(3)     12/31/96
                                                   (Unaudited)
   Net asset value, beginning of period ..........   $10.370       $10.630       $11.180       $11.170       $10.990       $11.140

   Income (loss) from investment operations:
     Net investment income .......................     0.223         0.451         0.450         0.301         0.437         0.440
     Net realized and unrealized gain (loss)
       on investments ............................     0.118        (0.262)       (0.552)        0.009         0.190        (0.150)
                                                     -----------------------------------------------------------------------------
     Total from investment operations ............     0.341         0.189        (0.102)        0.310         0.627         0.290
                                                     -----------------------------------------------------------------------------

   Less dividends:
     Dividends from net investment income ........    (0.221)       (0.449)       (0.448)       (0.300)       (0.447)       (0.440)
                                                     -----------------------------------------------------------------------------
     Total dividends .............................    (0.221)       (0.449)       (0.448)       (0.300)       (0.447)       (0.440)
                                                     -----------------------------------------------------------------------------

   Net asset value, end of period ................   $10.490       $10.370       $10.630       $11.180       $11.170       $10.990
                                                     =============================================================================

   Total return(2) ...............................     3.32%         1.89%        (0.98%)        2.82%         5.84%         2.74%

   Ratios and supplemental data:
     Net assets, end of period (000 omitted) .....   $ 2,163       $ 2,380       $ 2,878        $1,375       $   910       $   408
     Ratio of expenses to average net assets .....     1.75%         1.78%         1.64%         1.65%         1.81%         1.56%
     Ratio of expenses to average net assets prior
       to expense limitation and expenses
       paid indirectly ...........................     1.83%         1.80%         1.64%         1.65%         1.85%         1.62%
     Ratio of net investment income to average
       net assets ................................     4.32%         4.37%         4.06%         4.05%         3.96%         3.99%
     Ratio of net investment income to average net
       assets prior to expense limitation and
       expenses paid indirectly ..................     4.24%         4.35%         4.06%         4.05%         3.92%         3.93%
     Portfolio turnover ..........................       35%            9%           13%           14%           21%           28%

----------
(1)Ratios have been annualized and total return has not been annualized.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                      Delaware Tax-Free Minnesota Intermediate Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months      Year           Year     Eight Months      Year          Year
                                                      Ended         Ended         Ended        Ended          Ended         Ended
                                                    2/28/01(1)     8/31/00       8/31/99     8/31/98(1)    12/31/97(3)     12/31/96
                                                   (Unaudited)
Net asset value, beginning of period .............   $10.360       $10.610       $11.170       $11.170       $10.990       $11.130
Income (loss) from investment operations:
  Net investment income ..........................     0.222         0.451         0.449         0.301         0.440         0.430
  Net realized and unrealized gain (loss)
    on investments ...............................     0.118        (0.253)       (0.561)       (0.001)        0.187        (0.140)
                                                     -----------------------------------------------------------------------------
  Total from investment operations ...............     0.340         0.198        (0.112)        0.300         0.627         0.290
                                                     -----------------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ...........    (0.220)       (0.448)       (0.448)       (0.300)       (0.447)       (0.430)
                                                     -----------------------------------------------------------------------------
  Total dividends ................................    (0.220)       (0.448)       (0.448)       (0.300)       (0.447)       (0.430)
                                                     -----------------------------------------------------------------------------

Net asset value, end of period ...................   $10.480       $10.360       $10.610       $11.170       $11.170       $10.990
                                                     =============================================================================
Total return(2) ..................................     3.32%         1.98%        (1.08%)        2.73%         5.84%         2.69%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........   $ 2,542       $ 2,358       $ 2,293       $ 1,601       $ 1,512       $ 1,137
  Ratio of expenses to average net assets ........     1.75%         1.78%         1.64%         1.65%         1.77%         1.64%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly ..............................     1.83%         1.80%         1.64%         1.65%         1.81%         1.64%
  Ratio of net investment income to average
    net assets ...................................     4.32%         4.37%         4.06%         4.05%         4.00%         3.94%
  Ratio of net investment income to average net
    assets prior to expense limitation
     and expenses paid indirectly ................     4.24%         4.35%         4.06%         4.05%         3.96%         3.94%
  Portfolio turnover .............................       35%            9%           13%           14%           21%           28%

----------
(1)Ratios have been annualized and total return has not been annualized.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Minnesota High-Yield Municipal Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months   Year          Year   Eight Months      Year     6/4/96(4)
                                                                Ended      Ended        Ended      Ended         Ended        to
                                                              2/28/01(1)  8/31/00      8/31/99   8/31/98(1)   12/31/97(3)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ......................    $9.650     $10.210      $10.810     $10.650      $10.180     $10.000

Income (loss) from investment operations:
  Net investment income ...................................     0.291       0.576        0.583       0.392        0.643       0.350
  Net realized and unrealized gain (loss)
    on investments ........................................     0.032      (0.564)      (0.603)      0.170        0.463       0.180
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.323       0.012       (0.020)      0.562        1.106       0.530
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.283)     (0.572)      (0.580)     (0.402)      (0.636)     (0.350)
                                                              ---------------------------------------------------------------------
  Total dividends: ........................................    (0.283)     (0.572)      (0.580)     (0.402)      (0.636)     (0.350)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................    $9.690     $ 9.650      $10.210     $10.810      $10.650     $10.180
                                                              =====================================================================
Total return(2) ...........................................     3.41%       0.32%       (0.27%)      5.37%       11.26%       5.40%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $33,973     $35,689      $41,813     $33,296      $19,017      $6,068
  Ratio of expenses to average net assets .................     0.75%       0.75%        0.57%       0.40%        0.09%       0.24%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly .......................................     0.93%       1.14%        1.07%       1.20%        1.24%       1.25%
  Ratio of net investment income to average
    net assets ............................................     6.06%       5.99%        5.46%       5.50%        6.16%       5.78%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly .......................................     5.88%       5.60%        4.96%       4.70%        5.01%       4.77%
  Portfolio turnover ......................................        5%          8%          35%          7%          23%         15%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Minnesota High-Yield Municipal Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months   Year          Year   Eight Months      Year    6/12/96(4)
                                                                Ended      Ended        Ended      Ended         Ended        to
                                                              2/28/01(1)  8/31/00      8/31/99   8/31/98(1)   12/31/97(3)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ......................    $9.650     $10.210      $10.810     $10.660      $10.190     $ 9.780

Income (loss) from investment operations:
  Net investment income ...................................     0.253       0.504        0.507       0.343        0.557       0.290
  Net realized and unrealized gain (loss)
    on investments ........................................     0.042      (0.570)      (0.604)      0.159        0.470       0.410
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.295      (0.066)      (0.097)      0.502        1.027       0.700
                                                              ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.245)     (0.494)      (0.503)     (0.352)      (0.557)     (0.290)
                                                              ---------------------------------------------------------------------
  Total dividends: ........................................    (0.245)     (0.494)      (0.503)     (0.352)      (0.557)     (0.290)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................    $9.700     $ 9.650      $10.210     $10.810      $10.660     $10.190
                                                              =====================================================================
Total return(2) ...........................................     3.10%      (0.49%)      (0.99%)      4.77%       10.41%       7.29%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $12,893     $13,743      $15,814     $13,351       $8,201      $2,738
  Ratio of expenses to average net assets .................     1.50%       1.50%        1.32%       1.15%        0.85%       0.95%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly .......................................     1.68%       1.89%        1.82%       1.95%        2.00%       2.00%
  Ratio of net investment income to average
    net assets ............................................     5.31%       5.24%        4.71%       4.75%        5.40%       5.14%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly .......................................     5.13%       4.85%        4.21%       3.95%        4.25%       4.09%
  Portfolio turnover ......................................        5%          8%          35%          7%          23%         15%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Minnesota High-Yield Municipal Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months   Year         Year    Eight Months      Year    6/12/96(4)
                                                                Ended      Ended        Ended      Ended         Ended        to
                                                              2/28/01(1)  8/31/00      8/31/99   8/31/98(1)   12/31/97(3)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ......................    $9.650     $10.210      $10.810     $10.650      $10.180     $ 9.990

Income (loss) from investment operations:
  Net investment income ...................................     0.253       0.504        0.505       0.340        0.572       0.300
  Net realized and unrealized gain (loss)
    on investments ........................................     0.042      (0.570)      (0.602)      0.170        0.455       0.190
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     0.295      (0.066)      (0.097)      0.510        1.027       0.490
                                                               --------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.245)     (0.494)      (0.503)     (0.350)      (0.557)     (0.300)
                                                               --------------------------------------------------------------------
  Total dividends: ........................................    (0.245)     (0.494)      (0.503)     (0.350)      (0.557)     (0.300)
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $9.700     $ 9.650      $10.210     $10.810      $10.650     $10.180
                                                               ====================================================================
Total return(2) ...........................................     3.11%      (0.49%)      (0.99%)      4.87%       10.41%       5.02%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $6,380      $6,599       $7,515      $5,165       $3,178        $900
  Ratio of expenses to average net assets .................     1.50%       1.50%        1.32%       1.15%        0.83%       0.99%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly .......................................     1.68%       1.89%        1.82%       1.95%        1.98%       2.00%
  Ratio of net investment income to average
    net assets ............................................     5.31%       5.24%        4.71%       4.75%        5.42%       4.90%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly .......................................     5.13%       4.85%        4.21%       3.95%        4.27%       3.89%
  Portfolio turnover ......................................        5%          8%          35%          7%          23%         15%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements

February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers nine series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Wisconsin Fund and Delaware Montana Municipal Bond Fund.

Voyageur Insured Funds (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Minnesota Insured Fund.

Voyageur Tax-Free Funds (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Tax-Free Minnesota Fund and Delaware Tax-Free North Dakota Fund.

Voyageur Tax-Free Funds (the "Trust") is organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Intermediate Fund.

These financial statements and related footnotes pertain to Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (the "Fund" or collectively the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended.

The Funds offer three classes Class A, Class B and Class C. Class A shares are sold with a front-end sales charge of up to 3.75% for the Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Fund. Class A shares are sold with a front-end sales charge of up to 2.75% for the Delaware Tax-Free Minnesota Intermediate Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held for the Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund. Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held for the Delaware Tax-Free Minnesota Intermediate Fund. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and four years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The Delaware Tax-Free Minnesota Fund and the Delaware Minnesota Insured Fund seek as high a level of current income exempt from federal income tax and Minnesota state income tax, as is consistent with preservation of capital. The Delaware Tax-Free Minnesota Intermediate Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and Minnesota state income tax by maintaining a weighted average portfolio maturity of 10 years or less. The Delaware Minnesota High-Yield Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and Minnesota state income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends daily from net investment income and pay such dividends monthly and declare and pay distributions from net realized gains on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appeciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on each Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian which are used to offset custody fees when positive balances are maintained. The expenses paid under the above arrangement are included in their respective expense captions in the Statement of Operations with the corresponding expenses offset shown as "expenses paid indirectly". The amount of these expenses for the period ended February 28, 2001 were as follows:

                               Delaware       Delaware            Delaware               Delaware
                                Tax-Free      Minnesota      Tax-Free Minnesota       Minnesota High-
                               Minnesota       Insured          Intermediate         Yield Municipal
                                 Fund           Fund                Fund                Bond Fund
                               ---------      ---------      ------------------      ----------------
Commission reimbursements       $4,305         $2,869               $609                   $610
Earnings credits                 1,802            599                623                      5

2. Investment Management, Administration Agreement and Other Transactions with Affiliates
In accordance with the terms of its respective Investment Management Agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                               Delaware       Delaware            Delaware               Delaware
                                Tax-Free      Minnesota      Tax-Free Minnesota       Minnesota High-
                               Minnesota       Insured          Intermediate         Yield Municipal
                                 Fund           Fund                Fund                Bond Fund
                               ---------      ---------      ------------------      ----------------
On the first $500 million ....  0.550%         0.500%              0.500%                 0.550%
On the next $500 million .....  0.500%         0.475%              0.475%                 0.500%
On the next $1.5 billion .....  0.450%         0.450%              0.450%                 0.450%
In excess of $2.5 billion ....  0.425%         0.425%              0.425%                 0.425%

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specific percentages of average daily net assets through October 31, 2001 as shown below.

                               Delaware       Delaware            Delaware               Delaware
                                Tax-Free      Minnesota      Tax-Free Minnesota       Minnesota High-
                               Minnesota       Insured          Intermediate         Yield Municipal
                                 Fund           Fund                Fund                Bond Fund
                               ---------      ---------      ------------------      ----------------
Operating expense
  limitation as a percentage
  of average daily net assets
  (per annum)                    0.75%          0.75%               0.75%                  0.50%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At February 28, 2001, the Funds had payables to affiliates as follows:

                                         Delaware       Delaware            Delaware               Delaware
                                          Tax-Free      Minnesota      Tax-Free Minnesota       Minnesota High-
                                         Minnesota       Insured          Intermediate         Yield Municipal
                                           Fund           Fund                Fund                Bond Fund
                                         ---------      ---------      ------------------      ----------------
Investment management fee
  payable to DMC ......................   $10,156        $22,682              $2,133                $14,628

Dividend disbursing, transfer agent
  fees, accounting fees and other
  expenses payable to DSC .............    39,272         25,684               7,052                  7,273

Other expenses payable to
  DMC and affiliates ..................    11,598          8,925               5,505                  1,514

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of Class A shares for the Delaware Tax-Free Minnesota Fund, the Delaware Minnesota Insured Fund and the Delaware Minnesota High-Yield Municipal Bond Fund and 0.15% of the average daily net assets of the Delaware Tax-Free Minnesota Intermediate Fund Class A shares and 1.00% of the average daily net assets of Class B and C shares.

For the period ended February 28, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

        Delaware       Delaware            Delaware               Delaware
         Tax-Free      Minnesota      Tax-Free Minnesota       Minnesota High-
        Minnesota       Insured          Intermediate         Yield Municipal
          Fund           Fund                Fund                Bond Fund
        ---------      ---------      ------------------      ----------------
         $15,668        $22,915             $1,473                 $6,212

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

--------------------------------------------------------------------------------
3. Investments
For the period ended February 28, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                 Delaware       Delaware            Delaware               Delaware
                                  Tax-Free      Minnesota      Tax-Free Minnesota       Minnesota High-
                                 Minnesota       Insured          Intermediate         Yield Municipal
                                   Fund           Fund                Fund                Bond Fund
                                 ---------      ---------      ------------------      ----------------
Purchases ....................  $38,052,487   $20,610,214         $10,537,897             $1,189,503
Sales ........................   13,060,224    19,179,847           8,981,969              4,396,045

At February 28, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2001, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                    Delaware       Delaware            Delaware               Delaware
                                     Tax-Free      Minnesota      Tax-Free Minnesota       Minnesota High-
                                    Minnesota       Insured          Intermediate         Yield Municipal
                                      Fund           Fund                Fund                Bond Fund
                                    ---------      ---------      ------------------      ----------------
Cost of Investments ............  $362,105,278   $237,517,081         $53,593,971           $55,982,598
                                  ------------   ------------         -----------           -----------
Aggregate unrealized
   appreciation ................   $20,102,705    $15,800,664          $1,355,806              $507,054
Aggregate unrealized
   depreciation ................    (4,366,439)       (48,314)         (1,003,447)           (4,310,535)
                                  ------------   ------------         -----------           -----------
Net unrealized appreciation
   (depreciation) ..............   $15,736,266    $15,752,350            $352,359           $(3,803,481)
                                  ============   ============         ===========           ===========

For federal income tax purposes, each Fund had accumulated capital losses as of February 28, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                 Delaware       Delaware            Delaware               Delaware
                                  Tax-Free      Minnesota      Tax-Free Minnesota       Minnesota High-
                                 Minnesota       Insured          Intermediate         Yield Municipal
                                   Fund           Fund                Fund                Bond Fund
                                 ---------      ---------      ------------------      ----------------
Year of expiration 2003 ......   $     --      $5,327,280          $     --                $     --
Year of expiration 2004 ......         --         572,208            43,983                   6,809
Year of expiration 2005 ......         --              --                --                   4,334
Year of expiration 2006 ......         --              --                --                     648
Year of expiration 2007 ......         --              --                --                     369
Year of expiration 2008 ......    595,745         589,183           423,683                 201,822
                                 --------      ----------          --------                --------
Total ........................   $595,745      $6,488,671          $467,666                $213,982
                                 ========      ==========          ========                ========

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                           Delaware Tax-Free                Delaware Minnesota
                                             Minnesota Fund                    Insured Fund
                                      --------------------------        --------------------------
                                       Six Months          Year         Six Months           Year
                                         Ended            Ended            Ended            Ended
                                        2/28/01          8/31/00          2/28/01          8/31/00
                                      (Unaudited)                       (Unaudited)
Shares sold:
  Class A .........................     967,892        2,131,731          317,089          711,005
  Class B .........................     188,614          168,565           70,067          137,367
  Class C .........................      59,819          143,228           83,016           46,115
Shares issued upon reinvestment
  of distributions:
  Class A .........................     468,816        1,025,547          361,446          790,578
  Class B .........................      16,879           31,962           14,553           30,810
  Class C .........................       8,219           18,596            5,535           12,924
                                     ----------       ----------       ----------       ----------
                                      1,710,239        3,519,629          851,706        1,728,799
                                     ----------       ----------       ----------       ----------
Shares repurchased:
  Class A .........................  (1,624,521)      (6,033,289)      (1,132,380)      (4,267,516)
  Class B .........................     (48,827)        (182,022)         (15,352)        (291,443)
  Class C .........................     (92,437)        (210,844)         (93,308)        (118,445)
                                     ----------       ----------       ----------       ----------
                                     (1,765,785)      (6,426,155)      (1,241,040)      (4,677,404)
                                     ----------       ----------       ----------       ----------
Net decrease ......................     (55,546)      (2,906,526)        (389,334)      (2,948,605)
                                     ==========       ==========       ==========       ==========


                                           Delaware Tax-Free                Delaware Minnesota
                                                Minnesota                       High-Yield
                                           Intermediate Fund                Municipal Bond Fund
                                      --------------------------        --------------------------
                                       Six Months          Year         Six Months           Year
                                         Ended            Ended            Ended            Ended
                                        2/28/01          8/31/00          2/28/01          8/31/00
                                      (Unaudited)                       (Unaudited)
Shares sold:
  Class A .........................     454,668          285,867          209,786          790,605
  Class B .........................       4,235           34,338           72,954          176,001
  Class C .........................      34,600           79,599           11,224          157,845
Shares issued upon reinvestment
  of distributions:
  Class A .........................      90,374          189,780           60,073          131,748
  Class B .........................       2,855            7,106           21,409           43,626
  Class C .........................       4,413            8,627           11,040           25,348
                                       --------       ----------         --------       ----------
                                        591,145          605,317          386,486        1,325,173
                                       --------       ----------         --------       ----------
Shares repurchased:
  Class A .........................    (370,537)      (1,279,535)        (462,765)      (1,317,807)
  Class B .........................     (30,466)         (82,665)        (188,499)        (344,575)
  Class C .........................     (24,123)         (76,532)         (47,902)        (235,482)
                                       --------       ----------         --------       ----------
                                       (425,126)      (1,438,732)        (699,166)      (1,897,864)
                                       --------       ----------         --------       ----------
Net increase (decrease) ...........     166,019         (833,415)        (312,680)        (572,691)
                                       ========       ==========         ========       ==========

--------------------------------------------------------------------------------
5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement.

The Funds had no amounts outstanding as of February 28, 2001, or at any time during the period.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                 International and Global           Tax-Exempt Income
 o  Technology and Innovation      o  Emerging Markets Fund             o  National High-Yield
     Fund                          o  New Pacific Fund                      Municipal Bond Fund
 o  American Services Fund         o  Overseas Equity Fund              o  Tax-Free USA Fund
 o  Select Growth Fund             o  International Equity Fund         o  Tax-Free Insured Fund
 o  Trend Fund                     o  Global Equity Fund                o  Tax-Free USA
 o  Growth Opportunities Fund      o  Global Bond Fund                      Intermediate Fund
 o  Small Cap Value Fund                                                o  State Tax-Free Funds*
 o  U.S. Growth Fund              Current Income
 o  Tax-Efficient Equity Fund      o  Delchester Fund                Stability of Principal
 o  Social Awareness Fund          o  High-Yield                        o  Cash Reserve
 o  Growth Stock Fund                  Opportunities Fund               o  Tax-Free Money Fund
                                   o  Strategic Income Fund
                                   o  Corporate Bond Fund            Asset Allocation
 Total Return                      o  Extended Duration                 o  Foundation Funds
  o  Blue Chip Fund                    Bond Fund                            Growth Portfolio
  o  Devon Fund                    o  American Government                   Balanced Portfolio
  o  Growth and Income Fund            Bond Fund                            Income Portfolio
  o  Decatur Equity                o  U.S. Government
      Income Fund                      Securities Fund
  o  REIT Fund                     o  Limited-Term
  o  Balanced Fund                     Government Fund



* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York, North Dakota, Oregon, Pennsylvania, and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                   For Shareholders
INVESTMENTS                                    1.800.523.1918
-----------
Philadelphia o London                          For Securities Dealers
                                               1.800.362.7500

                                               For Financial Institutions
                                               Representatives Only
                                               1.800.659.2265

                                               www.delawareinvestments.com



This semi-annual report is for the information of Delaware Minnesota Municipal Bond Fund shareholders but it may be used with prospective investors when preceded or accompanied by a current prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES                           Thomas F. Madison                           Investment Manager
                                            President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                    MLM Partners, Inc.                          Philadelphia, PA
Chairman                                    Minneapolis, MN
Delaware Investments Family of Funds                                                    International Affiliate
Philadelphia, PA                            Janet L. Yeomans                            Delaware International Advisers Ltd.
                                            Vice President and Treasurer                London, England
Walter P. Babich                            3M Corporation
Board Chairman                              St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                              Delaware Distributors, L.P.
King of Prussia, PA                                                                     Philadelphia, PA
                                            AFFILIATED OFFICERS
David K. Downes                                                                         Shareholder Servicing, Dividend
President and Chief Executive Officer       William E. Dodge                            Disbursing and Transfer Agent
Delaware Investments Family of Funds        Executive Vice President and                Delaware Service Company, Inc.
Philadelphia, PA                            Chief Investment Officer, Equity            Philadelphia, PA
                                            Delaware Investments Family of Funds
John H. Durham                              Philadelphia, PA                            2005 Market Street
Private Investor                                                                        Philadelphia, PA 19103-7057
Horsham, PA                                 Jude T. Driscoll
                                            Executive Vice President and
John A. Fry                                 Head of Fixed Income
Executive Vice President                    Delaware Investments Family of Funds
University of Pennsylvania                  Philadelphia, PA
Philadelphia, PA
                                            Richard J. Flannery
Anthony D. Knerr                            President and Chief Executive Officer
Consultant, Anthony Knerr & Associates      Delaware Distributors, L.P.
New York, NY                                Philadelphia, PA

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC




(4455)                                                        Printed in the USA
SA-MNALL [2/01] BUR 4/01                                                   J6945